                              [Logo]  MFS(R)
                              INVESTMENT MANAGEMENT
                                We invented the mutual fund(R)

[graphic omitted]


                              Annual Report
                              August 31, 1998


                              o MFS(R) Core Growth Fund

                              o MFS(R) Special
                                Opportunities Fund

                              o MFS(R) Blue Chip Fund

                              o MFS(R) Convertible Securities Fund

                              o MFS(R) Science and Technology Fund

                              o MFS(R) Real Estate
                                Investment Fund

MFS(R) CORE GROWTH FUND                                MFS(R) CONVERTIBLE SECURITIES FUND
MFS(R) SPECIAL OPPORTUNITIES FUND                      MFS(R) SCIENCE AND TECHNOLOGY FUND
MFS(R) BLUE CHIP FUND                                  MFS(R) REAL ESTATE INVESTMENT FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,     State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of
Surgery, Harvard Medical School                        AUDITORS
                                                       Ernst & Young LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.; Chairman,      INVESTOR INFORMATION
Colonial Insurance Company, Ltd.                       For MFS stock and bond market outlooks, call toll
                                                       free: 1-800-637-4458 anytime from a touch-tone
Abby M. O'Neill - Private Investor                     telephone.

Walter E. Robb, III - President and Treasurer,         For information on MFS mutual funds, call your
Benchmark Advisors, Inc. (corporate financial          financial adviser or, for an information kit, call
consultants); President, Benchmark Consulting          toll free: 1-800-637-2929 any business day from 9
Group, Inc. (office services)                          a.m. to 5 p.m. Eastern time (or leave a message
                                                       anytime).
Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS Investment     INVESTOR SERVICE
Management                                             MFS Service Center, Inc.
                                                       P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief Executive         Boston, MA 02107-9906
Officer, and Director, MFS Investment Management
                                                       For general information, call toll free:
J. Dale Sherratt - President, Insight Resources,       1-800-225-2606 any business day from 8 a.m. to
Inc. (acquisition planning specialists)                8 p.m. Eastern time.

Ward Smith - Former Chairman (until 1994), NACCO       For service to speech- or hearing-impaired, call
Industries (holding company)                           toll free: 1-800-637-6576 any business day from
                                                       9 a.m. to 5 p.m. Eastern time. (To use this service,
INVESTMENT ADVISER                                     your phone must be equipped with a
Massachusetts Financial Services Company               Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                  For share prices, account balances, and exchanges,
                                                       call toll free: 1-800-MFS-TALK (1-800-637-8255)
DISTRIBUTOR                                            anytime from a touch-tone telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                    WORLD WIDE WEB
Boston, MA 02116-3741                                  www.mfs.com

PORTFOLIO MANAGERS
Irfan Ali*
John F. Brennan, Jr.*
Mitchell D. Dynan*
Robert J. Manning*
Constantinos Mokas*
Stephen Pesek*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*
*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

MFS Core Growth Fund
Dear Shareholders,
For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of 8.75%, and Class I shares returned 8.82%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to an 8.05% return for the S&P 500 and to a 2.15% return for the average growth fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

The Fund generally seeks companies exhibiting one or more of the following characteristics: a sustainable competitive advantage in market share, distribution, or pricing power; positive change resulting from restructuring, synergistic acquisitions, or cost cutting; and fundamental advantages arising from mismatches in supply and demand versus their competitors. Given the current context of severe economic dislocations in major regions of the world including Asia, Latin America, and Russia, the Fund has concentrated on companies focused on the United States and Western Europe. In addition, the Fund is looking for companies that have demonstrated predictability and consistency of earnings. Favored sectors include health care, technology, and service companies.

    Respectfully,

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

MFS Special Opportunities Fund
Dear Shareholders,
For the 12 months ended August 31, 1998, both Class A and Class I shares of the Fund provided a total return of -1.50%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to an 8.05% return for the S&P 500 and to a 1.04% return for the average high-yield corporate bond fund as tracked by CDA/Wiesenberger, an independent firm that reports mutual fund performance.

At the present time, approximately 87% of the portfolio is invested in common stocks. We are anticipating opportunities to invest in the high-yield and distressed bond markets over the next year as the world economy slows and the credit cycle peaks. At this time the stocks in our portfolio are diversified among many industries but have a common theme in that they are "event driven" in nature. They are either out-of-favor companies such as Gulf Canada, a major oil and gas producer, or they are involved in an industry consolidation, such as Safeway, a major supermarket operator. We will continue to exercise a patient, value-oriented style of investing and wait for the markets to present us with opportunities.

    Respectfully,

/s/ John F. Brennan, Jr.                            /s/ Robert J. Manning

    John F. Brennan, Jr.                                Robert J. Manning
    Portfolio Manager                                   Portfolio Manager

MFS Blue Chip Fund

Dear Shareholders,
For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of 10.19%, and Class I shares returned 10.28%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to an 8.05% return for the S&P 500 for the same period.

The Fund's current investment strategy is based on the assumption that the global economy will continue to grow slowly and, in some regions, contract during the remainder of 1998 and into 1999 and that interest rates in the United States will remain flat or decline. As a result, the Fund is positioned relatively defensively, with the majority of its investments in companies that we believe can continue to increase earnings in a slow-growth environment. Although the Fund's holdings are diverse, it is overweighted in the retail, consumer staples, health care, and utilities and communications sectors. In financial services, the emphasis is on insurance and regional banks and includes such companies as National City and Norwest in banking and Hartford Financial, Chubb, Allstate, and Torchmark in insurance. Conversely, the Fund is underweighted in more economically sensitive areas such as basic materials, industrial goods, technology, and autos.

The Fund continues to emphasize large-cap, blue-chip companies. As of August 31, 1998, the average weighted market capitalization of the stocks in the Fund was $50 billion. The Fund's beta, or price volatility, is currently about 0.92, or 8% less than that of the S&P 500. The top five holdings are Tyco International, Microsoft, Philip Morris, General Electric, and Pfizer.

    Respectfully,

/s/ Mitchell Dynan

    Mitchell D. Dynan
    Portfolio Manager

MFS Convertible Securities Fund

Dear Shareholders,
For the 12 months ended August 31, 1998, Class A shares of the Fund provided a total return of -1.90%, and Class I shares returned -2.00%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a -2.70% return for the Merrill Lynch All Convertibles Index, an unmanaged index of 542 securities, and to a -6.33% return for the average convertible securities fund for the same period as tracked by Lipper Analytical Services, Inc.

In a period of stock market turmoil, the Fund held up reasonably well, as the convertible bond component helped support the prices of these securities. At the same time, however, investors continued to seek the highest quality fixed-income securities available, such as U.S. Treasury securities, and this flight to quality negatively impacted convertible bond prices. In this environment, the Fund benefited from being overweighted in domestically oriented sectors such as leisure and retailing. Leisure holdings included AirTouch Communications, a cellular telephone company; Jacor Communications, a radio broadcaster; and American Tower, another broadcaster. Retail holdings included the drug store chains Rite Aid and CVS, as well as Home Depot, Kmart, and AnnTaylor. The Fund was underweighted in health care, consumer staples, utilities, and transportation.

    Respectfully,

/s/ Constantinos Mokas

    Constantinos Mokas
    Portfolio Manager

Note to Shareholders: Effective April 1, 1998, the Fund is being managed by Constantinos Mokas, succeeding Judith Noelle Lamb.

MFS Science and Technology Fund
Dear Shareholders,
For the 12 months ended August 31, 1998, both Class A and Class I shares of the Fund provided a total return of -0.61%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a -4.89% return for the NASDAQ Composite Index, an unmanaged index of common stocks traded on NASDAQ, and to a -11.98% return for the average technology fund as tracked by CDA/Wiesenberger.

The Fund invests in companies that benefit from scientific and technological advances and improvements and that can maintain strong, sustainable earnings growth. We aggressively employ MFS(R) Original Research(SM) to drive our bottom-up stock selection process.

In general, demand for technology has remained strong and stable as more and more companies seek to improve productivity. For example, prices of personal computers (PCs) have come down, which has generated continued demand as corporations deploy these systems on a growing number of employee desktops. The pace of innovation in this market has also created demand and encouraged corporations to upgrade their existing systems. The Internet, for example, has brought about a fundamental shift in computing architectures. All of these advances have led to an explosion in data and, concurrently, an increased demand for all the computing tools needed to store, manage, and analyze these data.

A number of top holdings saw significant price appreciation. Microsoft, the Fund's largest holding, benefited from steady growth in PC demand, continued success with a broad line of software products, and particular success with new products such as Windows98. Other companies such as BMC Software and Compuware saw high demand for their products, which help companies manage data and ensure that corporate computing installations are running twenty-four hours a day, seven days a week. Cisco Systems gained further industry dominance as the preferred vendor for networking systems that link all of these personal computers together and enable the exchange of information between office workers.

The environment for health care stocks remains difficult, and some of our holdings in this area hurt performance. Though the Fund benefited by not having a major exposure to these stocks, United Healthcare was a top position and it underperformed. The company is the premier health maintenance organization in the United States and, though it excels in its industry positioning and management strength, its earnings suffered from the cost pressures that continue to plague the health care industry.

The impact of troubles in weak international economies on Fund holdings varies from company to company. Russia is, in general, an insignificant part of most of the companies in the portfolio. Asia, however, is an important market for almost all mature technology companies. The Fund has sought companies that either have little Asian exposure or are able to offset Asian weakness with strength in other regions of the world.

As we face a possible period of slowing corporate earnings growth worldwide, the Fund has shifted its focus to larger, industry-leading, financially powerful players that are better able to execute their business plans in a dynamic industry environment. We believe that the key is to find companies whose products are truly critical to their customers or companies that are introducing innovative products and technologies that will spur new demand.

The outlook for the technology sector is favorable. The critical factor is PC demand, which looks strong for the remainder of 1998 and 1999. Corporations are increasingly viewing technology as important to their corporate success. Also, technology companies continue to offer attractive innovations and better products at lower prices. The outlook for the health care sector, on the other hand, we feel will remain murky until cost and payment reimbursement issues are resolved.

    Respectfully,

/s/ Irfan Ali

    Irfan Ali
    Portfolio Manager

MFS Real Estate Investment Fund
Dear Shareholders,
This Fund, which commenced operations on March 17, 1998, seeks to achieve a high yield and solid total return by investing in the securities of companies in the real estate sector. The Fund is predominantly invested in real estate investment trusts (REITs) across the commercial, consumer, and industrial real estate markets.

Volatility in the equity markets has had a negative impact on the Fund's performance as investors have focused their attention on larger, multinational corporations to the detriment of smaller-capitalization firms such as REITs. The curtailed cash flow has drained capital and liquidity from the real estate market, which has caused these stocks to underperform. One strongly performing stock has been CBL Associates, a shopping mall developer. CBL has seen its business benefit from the healthy retail sales trends that have been driven by continued strong consumer confidence.

    Respectfully,

/s/ Constantinos Mokas

    Constantinos Mokas
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their members who are also residents of the Commonwealth of Massachusetts.

The following information illustrates the historical performance of each Fund's Class A shares in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

MFS CORE GROWTH FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1998)

                    MFS Core          S&P 500        Consumer
                   Growth Fund       Composite      Price Index
                    - Class A         Index           - U.S.
          -----------------------------------------------------
          1/96       $10,000         $10,000         $10,000
          8/96        12,330          10,745          10,253
          8/97        17,905          15,112          10,483
          8/98        19,472          16,335          10,652

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A
                                                                   10 Years/
                                                       1 Year          Life*
----------------------------------------------------------------------------
Average Annual Total Return                            +8.75%        +28.43%
----------------------------------------------------------------------------
SEC Results                                            +3.59%        +26.11%
----------------------------------------------------------------------------

CLASS I
                                                                  10 Years/
                                                      1 Year          Life*
---------------------------------------------------------------------------
Average Annual Total Return                           +8.82%        +27.79%
---------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                  10 Years/
                                                      1 Year          Life*
---------------------------------------------------------------------------
Average growth fund**                                 +2.15%        +13.37%
---------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                +8.05%        +20.24%
---------------------------------------------------------------------------
Consumer Price Index+#                                +1.61%        + 2.40%
---------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1998.
** Source: Lipper Analytical Services, Inc.
 + Source: CDA/Wiesenberger.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS SPECIAL OPPORTUNITIES FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1998)

                         MFS Special          S&P 500      Consumer
                      Opportunities Fund     Composite    Price Index
                         - Class A             Index         - U.S.
               -----------------------------------------------------
               1/96       $10,000            $10,000       $10,000
               8/96        11,360             10,745        10,253
               8/97        14,976             15,112        10,483
               8/98        14,751             16,335        10,652

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A
                                                                  10 Years/
                                                      1 Year          Life*
---------------------------------------------------------------------------
Average Annual Total Return                           -1.50%        +15.72%
---------------------------------------------------------------------------
SEC Results                                           -6.18%        +13.62%
---------------------------------------------------------------------------

CLASS I
                                                                  10 Years/
                                                      1 Year          Life*
---------------------------------------------------------------------------
Average Annual Total Return                           -1.50%        +15.50%
---------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                  10 Years/
                                                      1 Year          Life*
---------------------------------------------------------------------------
Average high-yield corporate bond fund+               +1.04%        + 8.42%
---------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                +8.05%        +20.24%
---------------------------------------------------------------------------
Consumer Price Index+#                                +1.61%        + 2.40%
---------------------------------------------------------------------------

* For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1998.
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS BLUE CHIP FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1997, through August 31, 1998)

                          MFS Blue            S&P 500      Consumer
                         Chip Fund           Composite    Price Index
                         - Class A             Index         - U.S.
               -----------------------------------------------------
               1/97       $10,000            $10,000       $10,000
               8/97        11,770             12,291        10,139
               8/98        12,970             13,286        10,303

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A
                                                                    10 Years/
                                                       1 Year           Life*
-----------------------------------------------------------------------------
Average Annual Total Return                           +10.19%         +16.95%
-----------------------------------------------------------------------------
SEC Results                                           + 4.96%         +13.58%
-----------------------------------------------------------------------------

CLASS I
                                                       1 Year  10 Years/Life*
-----------------------------------------------------------------------------
Average Annual Total Return                           +10.28%         +17.01%
-----------------------------------------------------------------------------

COMPARATIVE INDICES
                                                       1 Year  10 Years/Life*
-----------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                + 8.05%         +18.66%
-----------------------------------------------------------------------------
Consumer Price Index+#                                + 1.61%         + 1.81%
-----------------------------------------------------------------------------

* For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1998.
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS CONVERTIBLE SECURITIES FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1997, through August 31, 1998)

                      MFS Convertible       Merrill Lynch      Consumer
                      Securities Fund     All Convertibles    Price Index
                       - Class A               Index            - U.S.
             ------------------------------------------------------------
             1/97       $10,000              $10,000          $10,000
             8/97        11,470               11,490           10,140
             8/98        11,251               11,018           10,303

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A
                                                              10 Years/
                                                      1 Year          Life*
---------------------------------------------------------------------------
Average Annual Total Return                           -1.90%         +7.36%
---------------------------------------------------------------------------
SEC Results                                           -6.56%         +4.26%
---------------------------------------------------------------------------

CLASS I
                                                              10 Years/
                                                      1 Year          Life*
---------------------------------------------------------------------------
Average Annual Total Return                           -2.00%         +7.24%
---------------------------------------------------------------------------

COMPARATIVE INDICES
                                                              10 Years/
                                                      1 Year          Life*
---------------------------------------------------------------------------
Average convertible securities fund**                 -6.33%         +5.05%
---------------------------------------------------------------------------
Merrill Lynch All Convertibles Index++                -2.70%         +6.16%
---------------------------------------------------------------------------
Consumer Price Index+#                                +1.61%         +1.81%
---------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 28, 1998.
** Source: Lipper Analytical Services, Inc.
 + Source: CDA/Wiesenberger.
++ Source: Bloomberg.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS SCIENCE AND TECHNOLOGY FUND+

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1997, through August 31, 1998)

                     MFS Science           NASDAQ         Consumer
                   and Technology         Composite      Price Index
                    Fund - Class A          Index          - U.S.
             --------------------------------------------------------
             1/97      $10,000            $10,000         $10,000
             8/97       12,530             12,344          10,139
             8/98       12,454             11,737          10,303

AVERAGE ANNUAL TOTAL RETURNS THROUGH AUGUST 31, 1998

CLASS A
                                                       1 Year  10 Years/Life*
-----------------------------------------------------------------------------
Average Annual Total Return                           - 0.61%         +14.13%
-----------------------------------------------------------------------------
SEC Results                                           - 5.33%         +10.83%
-----------------------------------------------------------------------------

CLASS I
                                                       1 Year  10 Years/Life*
-----------------------------------------------------------------------------
Average Annual Total Return                           - 0.61%         +14.13%
-----------------------------------------------------------------------------

COMPARATIVE INDICES
                                                       1 Year  10 Years/Life*
-----------------------------------------------------------------------------
NASDAQ Composite Index**                              - 4.89%         +10.13%
-----------------------------------------------------------------------------
Average technology fund**                             -11.98%         + 3.23%
-----------------------------------------------------------------------------
Consumer Price Index+#                                + 1.61%         + 1.81%
-----------------------------------------------------------------------------

+ The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development.
* For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1998. Source: Lipper Analytical Services, Inc.
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY
Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO OF INVESTMENTS - August 31, 1998

MFS CORE GROWTH FUND
Stocks - 92.2%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 87.3%
  Aerospace - 0.5%
    Gulfstream Aerospace Corp.*                             400       $  14,050
-------------------------------------------------------------------------------
  Automotive - 0.5%
    Harley-Davidson, Inc.                                   500       $  15,406
-------------------------------------------------------------------------------
  Business Machines - 1.9%
    Affiliated Computer Services, Inc., "A"*              1,300       $  42,494
    Xerox Corp.                                             150          13,172
                                                                      ---------
                                                                      $  55,666
-------------------------------------------------------------------------------
  Business Services - 4.3%
    Ceridian Corp.*                                         810       $  39,285
    Computer Sciences Corp.                                 700          39,594
    Policy Management Systems Corp.*                      1,100          45,925
                                                                      ---------
                                                                      $ 124,804
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 2.5%
    Compaq Computer Corp.                                   700       $  19,556
    Dell Computer Corp.*                                    130          13,000
    EMC Corp.*                                              900          40,669
                                                                      ---------
                                                                      $  73,225
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.0%
    Microsoft Corp.*                                        900       $  86,344
-------------------------------------------------------------------------------
  Computer Software - Systems - 6.8%
    BMC Software, Inc.                                    1,170       $  49,505
    Cadence Design Systems, Inc.*                         1,200          25,350
    Computer Associates International, Inc.                 900          24,300
    Compuware Corp.*                                      1,100          49,981
    Network Associates, Inc.*                               600          19,350
    Oracle Corp.*                                           900          17,944
    Parametric Technology Corp.*                          1,000          10,250
                                                                      ---------
                                                                      $ 196,680
-------------------------------------------------------------------------------
  Consumer Goods and Services - 10.1%
    Clorox Co.                                              200       $  19,288
    Dial Corp.                                              500           9,750
    Monsanto Co.                                            450          24,609
    Philip Morris Cos , Inc.                              1,200          49,875
    Revlon, Inc., "A"*                                      800          28,850
    Service Corp. International                           1,050          35,569
    Tyco International Ltd.                               2,264         125,652
                                                                      ---------
                                                                      $ 293,593
-------------------------------------------------------------------------------
  Containers - 0.5%
    Sealed Air Corp.*                                       400       $  14,400
-------------------------------------------------------------------------------
  Entertainment - 9.3%
    CBS Corp.                                               300       $   7,800
    Gemstar International Group Ltd.*                     1,200          41,625
    Heftel Broadcasting Corp., "A"*                         500          15,125
    Jacor Communications, Inc.*                             500          29,500
    MediaOne Group, Inc.*                                 1,100          45,100
    Mirage Resorts, Inc.*                                 1,090          16,214
    Time Warner, Inc.                                       650          52,243
    Univision Communications, Inc., "A"*                  1,000       $  26,625
    Viacom, Inc., "B"*                                      750          37,219
                                                                      ---------
                                                                      $ 271,451
-------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    Federal Home Loan Mortgage Corp.                        700       $  27,650
    Morgan Stanley Dean Witter & Co.                        250          14,516
                                                                      ---------
                                                                      $  42,166
-------------------------------------------------------------------------------
  Food and Beverage Products - 1.7%
    Hershey Foods Corp.                                     300       $  21,000
    Nabisco Holdings Corp., "A"                             400          13,225
    Tootsie Roll Industries, Inc.                           418          14,107
                                                                      ---------
                                                                      $  48,332
-------------------------------------------------------------------------------
  Insurance - 6.2%
    American International Group, Inc.                      100       $   7,731
    Conseco, Inc.                                           500          13,813
    Equitable Cos., Inc.                                    280          16,013
    Life Re Corp.                                           250          22,437
    Lincoln National Corp.                                  375          32,250
    Progressive Corp.                                       300          29,231
    ReliaStar Financial Corp.                               750          29,437
    Transamerica Corp.                                      300          30,769
                                                                      ---------
                                                                      $ 181,681
-------------------------------------------------------------------------------
  Medical and Health Products - 7.1%
    Allergan, Inc.                                          400       $  18,900
    American Home Products Corp.                            400          20,050
    Boston Scientific Corp.*                                200          13,850
    Bristol-Myers Squibb Co.                                250          24,469
    McKesson Corp.                                          400          30,000
    Pfizer, Inc.                                            175          16,275
    Schering Plough Corp.                                   500          43,000
    Warner-Lambert Co.                                      600          39,150
                                                                      ---------
                                                                      $ 205,694
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.8%
    Cardinal Health, Inc.                                   300       $  26,250
    Guidant Corp.                                           100           6,175
    HBO & Co.                                             1,600          34,000
    HealthSouth Corp.*                                    2,000          37,875
    United Healthcare Corp.                               1,000          36,125
                                                                      ---------
                                                                      $ 140,425
-------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Scholastic Corp.*                                       400       $  15,500
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.8%
    Cendant Corp.*                                        2,500       $  28,906
    CKE Restaurants, Inc.                                   800          24,800
                                                                      ---------
                                                                      $  53,706
-------------------------------------------------------------------------------
  Special Products and Services - 1.4%
    SPX Corp.*                                              800       $  39,800
-------------------------------------------------------------------------------
  Stores - 9.9%
    BJ's Wholesale Club, Inc.*                              600       $  20,250
    CompUSA, Inc.*                                        1,500          17,812
    CVS Corp.                                             1,200          43,650
    Linens 'N Things, Inc.*                                 300           7,013
    Lowes Co., Inc.                                       1,100          38,569
    Office Depot, Inc.                                    1,300          33,150
    Rite Aid Corp.                                        3,100         112,181
    TJX Cos., Inc.                                          650          14,503
                                                                      ---------
                                                                      $ 287,128
-------------------------------------------------------------------------------
  Supermarkets - 4.4%
    Kroger Co.                                              720       $  32,400
    Meyer (Fred), Inc.                                    1,200          47,175
    Safeway, Inc.*                                        1,200          47,250
                                                                      ---------
                                                                      $ 126,825
-------------------------------------------------------------------------------
  Telecommunications - 8.1%
    AirTouch Communications, Inc.*                          300       $  16,875
    Ascend Communications, Inc.*                            900          31,669
    Century Telephone Enterprises, Inc.                     900          40,837
    Cisco Systems, Inc.*                                    400          32,750
    Global TeleSystems Group, Inc.*                         400          12,800
    Lucent Technologies, Inc.                               220          15,593
    Qwest Communications International, Inc.*               500          12,500
    Sprint Corp.                                            340          22,801
    WorldCom, Inc.*                                       1,250          51,172
                                                                      ---------
                                                                      $ 236,997
-------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    AES Corp.*                                              600       $  16,350
-------------------------------------------------------------------------------
Total U.S. Stocks                                                     $,540,223
-------------------------------------------------------------------------------
Foreign Stocks - 4.9%
  Bermuda - 1.2%
    Ace Ltd. (Insurance)                                    600       $  17,400
    ESG Re Ltd. (Insurance)                               1,000          17,375
                                                                      ---------
                                                                      $  34,775
-------------------------------------------------------------------------------
  France - 0.9%
    Alcatel Alsthom Compagnie, ADR (Telecommunications)     900       $  27,169
-------------------------------------------------------------------------------
  Ireland - 1.0%
    Elan Corp. PLC, ADR (Medical and Health Products)*      483       $  28,376
-------------------------------------------------------------------------------
  Japan - 0.4%
    AFLAC, Inc. (Insurance)                                 500       $  12,563
-------------------------------------------------------------------------------
  Sweden - 0.3%
    Skandia Forsakrings AB (Insurance)                      575       $   8,112
-------------------------------------------------------------------------------
  United Kingdom - 1.1%
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)*    1,500       $  10,004
    Taylor Nelson Sofres PLC (Market Research)           12,000          22,523
                                                                      ---------
                                                                      $  32,527
-------------------------------------------------------------------------------
Total Foreign Stocks                                                  $ 143,522
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,662,140)                            $,683,745
-------------------------------------------------------------------------------
Short-Term Obligations - 0.9%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 9/01/98, at
      Amortized Cost                                    $    25      $   25,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,687,140)                      $2,708,745
Other Assets, Less Liabilities - 6.9%                                   200,355
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $2,909,100
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1998
MFS SPECIAL OPPORTUNITIES FUND
Stocks - 86.8%
-------------------------------------------------------------------------------
ISSUER                                                     SHARES       VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 76.1%
  Aerospace - 3.2%
    B.E. Aerospace, Inc.                                  2,500      $   52,031
    Cordant Technologies, Inc.                               96           3,420
    Lockheed-Martin Corp.                                    95           8,307
    Moog, Inc., "A"*                                      1,600          45,200
                                                                     ----------
                                                                     $  108,958
-------------------------------------------------------------------------------
  Automotive - 0.2%
    Hayes Lemmerz International, Inc.*                       50      $    1,487
    Tower Automotive, Inc.*                                 300           5,494
                                                                     ----------
                                                                     $    6,981
-------------------------------------------------------------------------------
  Banks and Credit Companies - 2.3%
    Fleet Financial Group, Inc.                             285      $   18,685
    National City Corp.                                     333          19,564
    PNC Bank Corp.                                          381          16,383
    State Street Corp.                                      200          10,413
    Wells Fargo & Co.                                        45          12,684
                                                                     ----------
                                                                     $   77,729
-------------------------------------------------------------------------------
  Building - 3.4%
    Nortek, Inc.*                                         2,000      $   49,625
    Walter Industries, Inc.*                              4,500          63,563
                                                                     ----------
                                                                     $  113,188
-------------------------------------------------------------------------------
  Business Machines - 0.2%
    Affiliated Computer Services, Inc., "A"*                175      $    5,720
-------------------------------------------------------------------------------
  Business Services - 0.1%
    Ceridian Corp.*                                          95      $    4,608
-------------------------------------------------------------------------------
  Chemicals - 1.3%
    Cambrex Corp.                                            34      $      778
    NL Industries, Inc.                                   1,500          29,813
    Polymer Group, Inc.*                                  1,500          13,781
                                                                     ----------
                                                                     $   44,372
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.2%
    Autodesk, Inc.                                          300      $    7,013
-------------------------------------------------------------------------------
  Computer Software - Systems - 1.8%
    AccuStaff, Inc.*                                        238      $    2,975
    Computer Associates International, Inc.               1,472          39,744
    Oracle Corp.*                                           953          19,001
    Synopsys, Inc.*                                           2              52
                                                                     ----------
                                                                     $   61,772
-------------------------------------------------------------------------------
  Conglomerates - 2.2%
    MAXXAM, Inc.*                                         1,300      $   74,100
-------------------------------------------------------------------------------
  Construction Services - 0.4%
    Martin Marietta Materials, Inc.                         333      $   14,194
-------------------------------------------------------------------------------
  Consumer Goods and Services - 8.4%
    Black & Decker Corp.                                     95      $    3,954
    Philip Morris Cos , Inc.                                486          20,199
    Tyco International Ltd.                               3,781         209,845
    Westpoint Stevens, Inc., "A"*                         1,700          50,363
                                                                     ----------
                                                                     $  284,361
-------------------------------------------------------------------------------
  Containers - 3.7%
    Atlantis Plastics, Inc.*                              5,750      $   38,812
    Gaylord Container Corp.*                             15,000          45,000
    Sealed Air Corp.*                                       550          19,800
    Stone Container Corp.*                                2,066          21,564
                                                                     ----------
                                                                     $  125,176
-------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    GTECH Holdings Corp.*                                 1,136      $   29,820
-------------------------------------------------------------------------------
  Electronics - 0.6%
    AMP, Inc.                                               360      $   12,848
    Analog Devices, Inc.*                                   583           8,198
                                                                     ----------
                                                                     $   21,046
-------------------------------------------------------------------------------
  Entertainment - 5.8%
    Casino America, Inc.*                                   626      $    1,467
    CBS Corp.                                               960          24,960
    Citadel Communications Corp.*                           100           2,425
    Gemstar International Group Ltd.*                       190           6,590
    Harrah's Entertainment, Inc.*                         2,082          30,059
    Jacor Communications, Inc.*                             290          17,110
    Loews Cineplex Entertainment Corp.*                     475           3,741
    MediaOne Group, Inc.*                                   300          12,300
    Mirage Resorts, Inc.*                                   800          11,900
    Paxson Communications Corp.*                          3,610          32,941
    USA Networks Inc.                                     2,550          50,044
                                                                     ----------
                                                                     $  193,537
-------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    Federal Home Loan Mortgage Corp.                      1,141      $   45,070
-------------------------------------------------------------------------------
  Food and Beverage Products - 2.3%
    Archer-Daniels-Midland Co.                              798      $   11,970
    Beverly Enterprises, Inc.*                            1,334          10,505
    Hershey Foods Corp.                                     309          21,630
    McCormick & Co., Inc.                                   286           8,312
    Nabisco Holdings Corp., "A"                             610          20,168
    Whitman Corp.                                           376           5,828
                                                                     ----------
                                                                     $   78,413
-------------------------------------------------------------------------------
  Insurance - 2.2%
    Annuity and Life Re Holdings Ltd.*                      571      $   10,421
    Chartwell Re Corp.                                      375           9,867
    CIGNA Corp.                                             111           6,459
    Hartford Financial Services Group, Inc.                 102           4,564
    Lincoln National Corp.                                   57           4,902
    Nationwide Financial Services, Inc., "A"                476      $   21,271
    ReliaStar Financial Corp.                               456          17,898
                                                                     ----------
                                                                     $   75,382
-------------------------------------------------------------------------------
  Machinery - 1.4%
    Lear Corp.*                                              95      $    3,853
    Newcor, Inc.                                          5,465          32,107
    Thermadyne Holdings Corp.*                              304          11,324
                                                                     ----------
                                                                     $   47,284
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.0%
    Columbia/HCA Healthcare Corp.                           952      $   21,479
    Mid Atlantic Medical Services, Inc.*                  1,715           9,540
    United Healthcare Corp.                                 547          19,760
    Wellpoint Health Networks, Inc., "A"*                   300          16,013
                                                                     ----------
                                                                     $   66,792
-------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Commonwealth Industries, Inc.                           600      $    3,825
-------------------------------------------------------------------------------
  Photographic Products - 1.4%
    Anacomp, Inc.*                                        3,725      $   47,494
-------------------------------------------------------------------------------
  Printing and Publishing - 1.1%
    Scripps (E.W.) Howard, Inc., "A"                        809      $   38,175
-------------------------------------------------------------------------------
  Railroads - 0.2%
    Wisconsin Central Transportation Corp.*                 454      $    5,703
-------------------------------------------------------------------------------
  Restaurants and Lodging - 3.0%
    Outback Steakhouse, Inc.*                               286      $    8,598
    Promus Hotel Corp.                                    2,029          62,392
    Red Roof Inns, Inc.*                                  2,000          28,625
                                                                     ----------
                                                                     $   99,615
-------------------------------------------------------------------------------
  Special Products and Services - 0.1%
    Newport News Shipbuilding, Inc.                         174      $    4,089
-------------------------------------------------------------------------------
  Steel - 0.9%
    WHX Corp.*                                            3,100      $   31,000
-------------------------------------------------------------------------------
  Stores - 4.4%
    Edison Brothers Stores, Inc.*                         8,569      $   28,920
    Gantos, Inc.*                                        15,000          15,469
    Musicland Stores Corp.*                               2,000          18,750
    PharMor, Inc.*                                        4,545          32,951
    Rite Aid Corp.                                        1,426          51,604
                                                                     ----------
                                                                     $  147,694
-------------------------------------------------------------------------------
  Supermarkets - 5.9%
    Giant Food Inc., "A"                                    571      $   24,267
    Ingles Markets, Inc., "A"                             3,900          42,900
    Meyer (Fred), Inc.                                    2,357          92,660
    Safeway, Inc.*                                          982          38,666
                                                                     ----------
                                                                     $  198,493
-------------------------------------------------------------------------------
  Telecommunications - 11.9%
    AirTouch Communications, Inc.*                          750      $   42,187
    Alltel Corp.                                            300          13,538
    American Mobile Satellite Corp.*                      1,200           6,600
    American Tower Corp., "A"*                            1,113          17,530
    Cellular Communications International, Inc.*          3,900         206,700
    Century Telephone Enterprises, Inc.                     333          15,110
    Commonwealth Telephone Enterprises, Inc.*             1,533          33,151
    Crown Castle International Corp.*                       600           4,875
    CTC Communications Corp.*                             2,575          14,806
    Global TeleSystems Group, Inc.*                         338          10,816
    Intermedia Communications, Inc.*                        190           4,726
    Pagemart Wireless, Inc., "A"*                         2,300          16,963
    Sprint Corp.                                            192          12,876
                                                                     ----------
                                                                     $  399,878
-------------------------------------------------------------------------------
  Textiles - 1.3%
    Synthetic Industries Inc.*                            2,535      $   42,144
-------------------------------------------------------------------------------
  Transportation - 0.3%
    FDX Corp.*                                              166      $    8,310
-------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    El Paso Electric Co.*                                 6,800      $   53,550
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $2,565,486
-------------------------------------------------------------------------------
Foreign Stocks - 10.7%
  Bermuda - 1.4%
    Ace Ltd. (Insurance)                                    571      $   16,559
    ESG Re Ltd. (Insurance)                                 476           8,271
    EXEL Ltd., "A" (Insurance)                               62           4,142
    Global Crossing Ltd. (Telecommunications)*              100           1,775
    LaSalle Re Holdings Ltd. (Insurance)                    571          16,773
                                                                     ----------
                                                                     $   47,520
-------------------------------------------------------------------------------
  Canada - 1.4%
    Gulf Canada Resources Ltd. (Oil Services)*            7,000      $   21,000
    International Utility Structures Inc. (Utilities -
      Electric)*                                         17,000          27,094
                                                                     ----------
                                                                     $   48,094
-------------------------------------------------------------------------------
  France - 2.9%
    Alcatel Alsthom Compagnie (Telecommunications)          100      $   17,058
    Sanofi S.A. (Medical and Health Products)               714          80,268
                                                                     ----------
                                                                     $   97,326
-------------------------------------------------------------------------------
  Germany - 0.5%
    Mannesmann AG (Conglomerate)                            200      $   18,078
-------------------------------------------------------------------------------
  Hong Kong - 0.1%
    Semi-Tech (Global) Ltd. (Electronics)                97,768      $    3,407
-------------------------------------------------------------------------------
  Mexico - 0.2%
    Tubos de Acero de Mexico S.A. (Steel)                 1,300      $    5,850
-------------------------------------------------------------------------------
  Netherlands - 1.2%
    Akzo Nobel N.V. (Chemicals)                             146      $    6,005
    Elsag Bailey Process Automation N.V. (Machinery)*     1,600          34,100
                                                                     ----------
                                                                     $   40,105
-------------------------------------------------------------------------------
  Portugal - 0.5%
    Banco Pinto & Sotto Mayor, S.A. (Banks and
      Credit Cos.)                                          832      $   15,960
-------------------------------------------------------------------------------
  Singapore
    Hong Leong Finance Ltd. (Finance)+                    2,000      $    1,185
-------------------------------------------------------------------------------
  United Kingdom - 2.5%
    British Petroleum PLC, ADR (Oils)                       182      $   13,309
    LucasVarity PLC (Automotive)                          2,479           8,807
    News Corp. Ltd., ADR (Entertainment)                  2,900          60,900
                                                                     ----------
                                                                     $   83,016
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $  360,541
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,999,666)                           $2,926,027
-------------------------------------------------------------------------------
Convertible Preferred Stock - 0.6%
-------------------------------------------------------------------------------
  Restaurants and Lodging
    Cendant Corp.* (Identified Cost, $25,070)               765      $   19,364
-------------------------------------------------------------------------------
Preferred Stock - 1.4%
-------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc.                              31      $      310
-------------------------------------------------------------------------------
  Entertainment - 0.7%
    MediaOne Group, Inc.                                    400      $   22,200
-------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Supermarkets General Holdings Corp.                     985      $   24,625
-------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $70,258)                     $   47,135
-------------------------------------------------------------------------------
Bonds - 6.1%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
U.S. Bonds - 1.1%
  Entertainment - 0.1%
    Marvel Holdings, Inc., 0s, 1998**                   $    30      $    1,050
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.0%
    Santa Fe Hotel, Inc., 11s, 2000                     $    35      $   34,300
-------------------------------------------------------------------------------
Total U.S. Bonds                                                     $   35,350
-------------------------------------------------------------------------------
Foreign Bonds - 5.0%
  Brazil - 2.2%
    Companhia Energetica de Minas Gerais, 9.125s, 2004
      (Utilities - Electric)                            $   100      $   74,750
-------------------------------------------------------------------------------
  Bulgaria - 1.6%
    National Republic of Bulgaria, 6.688s, 2024         $   100      $   54,000
-------------------------------------------------------------------------------
  Russia - 1.2%
    Ministry of Finance, 10s, 2007                      $    85      $   18,700
    Ministry of Finance, 12.75s, 2028##                      10           2,375
    Vnesheconombank, 6.625s, 2015 (Banks and Credit
      Companies)                                            140          18,900
                                                                     ----------
                                                                     $   39,975
-------------------------------------------------------------------------------
Total Foreign Bonds                                                  $  168,725
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $330,112)                              $  204,075
-------------------------------------------------------------------------------
Warrants
-------------------------------------------------------------------------------
                                                        SHARES
-------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc.*
      (Identified Cost, $2,041)                              26      $        0
-------------------------------------------------------------------------------
Short-Term Obligations - 5.0%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 9/01/98, at
    Amortized Cost                                      $   170      $  170,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,597,147)                      $3,366,601
Other Assets, Less Liabilities - 0.1%                                     3,400
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $3,370,001
-------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security in default.
## SEC Rule 144A restriction.
 + Restricted security.
See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1998

MFS BLUE CHIP FUND
Stocks - 99.4%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 98.3%
  Aerospace - 4.3%
    General Dynamics Corp.                                 264         $ 12,557
    Lockheed-Martin Corp.                                   94            8,219
    Raytheon Co., "A"                                      127            5,691
                                                                       --------
                                                                       $ 26,467
-------------------------------------------------------------------------------
  Banks and Credit Companies - 7.8%
    Comerica, Inc.                                         178         $  9,300
    Fleet Financial Group, Inc.                             90            5,901
    National City Corp.                                    164            9,635
    Norwest Corp.                                          197            5,861
    US Bancorp                                             369           12,592
    Washington Mutual, Inc.                                154            4,928
                                                                       --------
                                                                       $ 48,217
-------------------------------------------------------------------------------
  Business Machines - 1.3%
    International Business Machines Corp.                   70         $  7,884
-------------------------------------------------------------------------------
  Business Services - 1.9%
    DST Systems, Inc.*                                     212         $ 11,978
-------------------------------------------------------------------------------
  Chemicals - 0.8%
    E. I. du Pont de Nemours & Co.                          82         $  4,730
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.8%
    Microsoft Corp.*                                       181         $ 17,365
-------------------------------------------------------------------------------
  Computer Software - Systems - 1.9%
    BMC Software, Inc.                                     188         $  7,955
    Computer Associates International, Inc.                152            4,104
                                                                       --------
                                                                       $ 12,059
-------------------------------------------------------------------------------
  Construction Services - 1.7%
    Martin Marietta Materials, Inc.                        254         $ 10,827
-------------------------------------------------------------------------------
  Consumer Goods and Services - 11.3%
    Colgate-Palmolive Co.                                   66         $  4,760
    Dial Corp.                                             450            8,775
    Gillette Co.                                            65            2,673
    Philip Morris Cos , Inc.                               415           17,248
    Procter & Gamble Co.                                   115            8,798
    Service Corp. International                            280            9,485
    Tyco International Ltd.                                328           18,204
                                                                       --------
                                                                       $ 69,943
-------------------------------------------------------------------------------
  Electrical Equipment - 2.8%
    General Electric Co.                                   213         $ 17,040
-------------------------------------------------------------------------------
  Financial Institutions - 3.1%
    Associates First Capital Corp., "A"                     94         $  5,558
    Federal Home Loan Mortgage Corp.                       193            7,624
    Household International, Inc.                          171            6,316
                                                                       --------
                                                                       $ 19,498
-------------------------------------------------------------------------------
  Food and Beverage Products - 8.1%
    Bestfoods Co.                                          131         $  6,575
    Coca-Cola Co.                                          115            7,489
    Hershey Foods Corp.                                    103            7,210
    Interstate Bakeries Corp.                              435         $ 11,337
    McCormick & Co., Inc.                                  200            5,813
    PepsiCo., Inc.                                         156            4,319
    Ralston-Ralston Purina Co.                             270            7,104
                                                                       --------
                                                                       $ 49,847
-------------------------------------------------------------------------------
  Insurance - 8.4%
    Allstate Corp.                                         230         $  8,625
    Chubb Corp.                                            100            6,250
    CIGNA Corp.                                            147            8,553
    Hartford Financial Services Group, Inc.                196            8,771
    Lincoln National Corp.                                  82            7,052
    Progressive Corp.                                       66            6,431
    Torchmark Corp.                                        181            6,471
                                                                       --------
                                                                       $ 52,153
-------------------------------------------------------------------------------
  Medical and Health Products - 10.2%
    American Home Products Corp.                           164         $  8,221
    Bristol-Myers Squibb Co.                               156           15,268
    Johnson & Johnson                                      204           14,076
    Pfizer, Inc.                                           180           16,740
    Schering Plough Corp.                                   20            1,720
    Warner-Lambert Co.                                     105            6,851
                                                                       --------
                                                                       $ 62,876
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.2%
    HealthSouth Corp.*                                     416         $  7,878
    Tenet Healthcare Corp.*                                400           10,325
    United Healthcare Corp.                                222            8,020
                                                                       --------
                                                                       $ 26,223
-------------------------------------------------------------------------------
  Oils - 6.6%
    Chevron Corp.                                           82         $  6,073
    Exxon Corp.                                            246           16,098
    Mobil Corp.                                            115            7,949
    Texaco, Inc.                                            98            5,445
    USX-Marathon Group                                     210            5,460
                                                                       --------
                                                                       $ 41,025
-------------------------------------------------------------------------------
  Railroads - 1.1%
    Burlington Northern Santa Fe Railway Co.                70         $  6,514
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
    Cendant Corp.*                                         339         $  3,920
-------------------------------------------------------------------------------
  Stores - 3.6%
    CVS Corp.                                              220         $  8,002
    Rite Aid Corp.                                         394           14,258
                                                                       --------
                                                                       $ 22,260
-------------------------------------------------------------------------------
  Supermarkets - 4.4%
    Kroger Co.                                             254         $ 11,430
    Safeway, Inc.*                                         407           16,026
                                                                       --------
                                                                       $ 27,456
-------------------------------------------------------------------------------
  Telecommunications - 4.1%
    AirTouch Communications, Inc.*                         181         $ 10,181
    Sprint Corp.                                           123            8,249
    WorldCom, Inc.*                                        170            6,959
                                                                       --------
                                                                       $ 25,389
-------------------------------------------------------------------------------
  Utilities - Electric - 2.8%
    CMS Energy Corp.                                       131         $  5,543
    Unicom Corp.                                           326           11,614
                                                                       --------
                                                                       $ 17,157
-------------------------------------------------------------------------------
  Utilities - Gas - 1 1%
    Columbia Energy Group, Inc.                            135         $  6,716
-------------------------------------------------------------------------------
  Utilities - Telephone - 3.4%
    Bell Atlantic Corp.                                    164         $  7,237
    BellSouth Corp.                                        127            8,707
    SBC Communications, Inc.                               130            4,940
                                                                       --------
                                                                       $ 20,884
-------------------------------------------------------------------------------
Total U.S. Stocks                                                      $608,428
-------------------------------------------------------------------------------
Foreign Stocks - 1.1%
  United Kingdom
    British Petroleum PLC, ADR (Oils)                       90         $  6,581
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $532,867)                          $615,009
Other Assets, Less Liabilities - 0.6%                                     3,435
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                    $618,444
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1998

MFS CONVERTIBLE SECURITIES FUND
Convertible Preferred Stocks - 40.3%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
-------------------------------------------------------------------------------
  Banks and Credit Companies - 2.4%
    McKesson Financing Trust, 5%*##                        100         $ 10,200
    National Australia Bank Ltd., 7.875%                   115            3,119
                                                                       --------
                                                                       $ 13,319
-------------------------------------------------------------------------------
  Business Services - 2.9%
    Central Parking Finance Trust, 5.25%                   150         $  3,413
    EVI, Inc., 5%*                                         400           13,300
                                                                       --------
                                                                       $ 16,713
-------------------------------------------------------------------------------
  Computer Software - Services - 0.4%
    Cendant Corp.*                                         100         $  2,531
-------------------------------------------------------------------------------
  Consumer Goods and Services - 3.0%
    Newell Financial Trust Co.##                           200         $ 11,400
    Readers Digest, $1.9336*                               300            5,887
                                                                       --------
                                                                       $ 17,287
-------------------------------------------------------------------------------
  Containers - 1.8%
    Sealed Air Corp.                                       250         $ 10,281
-------------------------------------------------------------------------------
  Entertainment - 4.2%
    CBS Radio, Inc., 7%                                    125         $  8,781
    Royal Caribbean Cruises Ltd., 7.25%                     50            3,675
    Mediaone Group, Inc.                                   200           11,100
                                                                       --------
                                                                       $ 23,556
-------------------------------------------------------------------------------
  Financial Institutions - 9.3%
    Finova Finance Trust, 5.5%                             250         $ 16,531
    Jefferson Pilot Corp., 7.25%                            75            8,231
    Merrill Lynch & Co., Inc., 6.25%                        75            1,674
    Salomon, Inc., 6.25%                                   115            5,448
    Salomon, Inc., 7.625%                                  300           12,000
    Tosco Financing Trust, 5.75%##                         200            8,975
                                                                       --------
                                                                       $ 52,859
-------------------------------------------------------------------------------
  Food and Beverage Products - 3.2%
    Houston Industries, Inc.                               100         $  7,150
    Ralston Purina Co.  7%*                                125            6,625
    Suiza Capital Trust II, 5.5%##                         100            4,200
                                                                       --------
                                                                       $ 17,975
-------------------------------------------------------------------------------
  Insurance - 5.0%
    American Heritage Life Investment Corp., 8.5%          100         $  5,850
    Conseco, Inc., 7%                                       50            5,350
    Frontier Financing Trust, 6.25%*##                     100            4,925
    SunAmerica, Inc., $3.10                                 25            4,488
    SunAmerica, Inc., $3.188                               150            7,631
                                                                       --------
                                                                       $ 28,244
-------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Timet Capital Trust, 6.625%*##                         100         $  3,350
-------------------------------------------------------------------------------
  Special Products and Services - 0.9%
    Fleetwood Capital Trust, 6%*                           100         $  4,963
-------------------------------------------------------------------------------
  Steel - 0.6%
    USX-Marathon Group, 6.75%*                             200         $  3,500
-------------------------------------------------------------------------------
  Stores - 1.8%
    AnnTaylor Finance Trust, 8.5%*                          75         $  4,987
    Kmart Financing I, 7.75%                               100            5,244
                                                                       --------
                                                                       $ 10,231
-------------------------------------------------------------------------------
  Telecommunications - 1.7%
    Intermedia Communications, Inc., $3.25*                 50         $  1,675
    Intermedia Communications, Inc., 7%*##                 100            3,463
    IXC Communications, Inc., 7.25%*##                      20            2,290
    Winstar Communications, Inc.*                           60            2,040
                                                                       --------
                                                                       $  9,468
-------------------------------------------------------------------------------
  Utilities - Electric - 2.3%
    Calenergy Capital Trust III, 6.5%*##                   100         $  4,188
    Texas Utilities Co.                                    200            8,975
                                                                       --------
                                                                       $ 13,163
-------------------------------------------------------------------------------
  Utilities - Gas - 0 2%
    Devon Financing Trust*                                  25         $  1,322
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
  $228,621)                                                            $228,762
-------------------------------------------------------------------------------
Convertible Bonds - 27.5%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
  Aerospace - 0.8%
    Hexcel Corp., 7s, 2003                             $     5         $  4,744
-------------------------------------------------------------------------------
  Business Services - 3.4%
    Concentra Managed Care, Inc., 4.5s, 2003           $     5         $  3,200
    Personnel Group Of America, Inc., 5.75s, 2004            6            5,400
    Protection One Alarm Monitoring, 6.75s, 2003             9           10,485
                                                                       --------
                                                                       $ 19,085
-------------------------------------------------------------------------------
  Chemicals - 0.4%
    Sepracor, Inc., 6 25s, 2005                        $     2         $  2,580
-------------------------------------------------------------------------------
  Computer Software - Services - 2.3%
    Affiliated Computer Services, Inc., 4s, 2005       $     5         $  5,056
    Aspen Technology, 5.25s, 2005                           10            7,800
                                                                       --------
                                                                       $ 12,856
-------------------------------------------------------------------------------
  Computer Software - Systems - 4.2%
    Adaptec, Inc., 4.75s, 2004##                       $     8         $  6,110
    Comverse Technology, Inc., 4.5s, 2005                   10            8,962
    Solectron Corp., 6s, 2006##                              3            3,923
    System Software Associates, Inc., 7s, 2002               3            1,826
    Wind River Systems, Inc., 5s, 2002##                     3            3,105
                                                                       --------
                                                                       $ 23,926
-------------------------------------------------------------------------------
  Electronics - 0.3%
    Photronics, Inc., 6s, 2004                         $     2         $  1,845
-------------------------------------------------------------------------------
  Industrial - 2.0%
    Quintiles Transnational Corp., 4.25s, 2000         $     5         $  5,294
    Waste Management, Inc., 4s, 2002                         5            5,812
                                                                       --------
                                                                       $ 11,106
-------------------------------------------------------------------------------
  Medical and Health Products - 0.7%
    North American Vaccine, Inc., 6.5s, 2003##         $     2         $    977
    Omnicare, Inc., 5s, 2007                                 3            3,154
                                                                       --------
                                                                       $  4,131
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.5%
    Sunrise Assisted Living, Inc., 5.5s, 2002##        $     3         $  2,914
-------------------------------------------------------------------------------
  Oil Services - 2.9%
    Diamond Offshore Drilling, Inc., 3.75s, 2007       $    10         $  8,825
    Key Energy, 5s, 2004##                                   5            3,244
    Parker Drilling Co., 5.5s, 2004                          6            4,500
                                                                       --------
                                                                       $ 16,569
-------------------------------------------------------------------------------
  Pollution Control - 2.4%
    Sanifill, Inc., 5s, 2006                           $     5         $  8,125
    U.S. Filter Corp., 6s, 2005                              5            5,231
                                                                       --------
                                                                       $ 13,356
-------------------------------------------------------------------------------
  Stores - 3.0%
    Home Depot, Inc., 3.25s, 2001                      $     5         $  8,612
    Office Depot, Inc.  0s, 2008                             5            3,494
    Saks Holdings, Inc., 5.5s, 2006                          5            4,838
                                                                       --------
                                                                       $ 16,944
-------------------------------------------------------------------------------
  Telecommunications - 4.6%
    Aspect Telecommunications Corp., 0s, 2018          $    30         $  8,325
    Global Telesystems Group, Inc., 5.75s, 2010             15           11,278
    World Access, Inc.  4.5s, 2002                           8            6,560
                                                                       --------
                                                                       $ 26,163
-------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $173,003)                    $156,219
-------------------------------------------------------------------------------
Bonds - 3.8%
-------------------------------------------------------------------------------
  U.S. Bonds - 2.2%
    Industrial - 1.3%
      Network Associates, Inc., 0s, 2018               $    20         $  7,150
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.9%
    HealthSouth Corp., 3.25s, 2003                     $     6         $  5,445
-------------------------------------------------------------------------------
Total U.S. Bonds                                                       $ 12,595
-------------------------------------------------------------------------------
Foreign Bonds - 1.6%
  Switzerland - 1.6%
    Swiss Life Finance Ltd., 1.5s, 2003 (Finance)      $     8         $  8,960
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $21,821)                                 $ 21,555
-------------------------------------------------------------------------------
Stocks - 14.3%
-------------------------------------------------------------------------------
                                                        SHARES
-------------------------------------------------------------------------------
U.S. Stocks - 13.1%
  Aerospace - 0.5%
    United Technologies Corp.                               40         $  2,902
-------------------------------------------------------------------------------
  Banks and Credit Companies - 0.2%
    Washington Mutual, Inc.                                 37         $  1,184
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    EMC Corp.*                                             100         $  4,519
-------------------------------------------------------------------------------
  Computer Software - Systems - 0.5%
    Oracle Corp.*                                          150         $  2,991
-------------------------------------------------------------------------------
  Consumer Goods and Services - 1.4%
    Revlon, Inc., "A"*                                      75         $  2,705
    Tyco International Ltd.                                 96            5,328
                                                                       --------
                                                                       $  8,033
-------------------------------------------------------------------------------
  Entertainment - 1.1%
    Jacor Communications, Inc.*                            100         $  5,900
-------------------------------------------------------------------------------
  Financial Institutions - 1.8%
    MGIC Investment Corp.                                  249         $ 10,333
-------------------------------------------------------------------------------
  Insurance - 0.9%
    Hartford Life, Inc., "A"                               100         $  5,125
-------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    Bristol-Myers Squibb Co.                                75         $  7,341
    McKesson Corp.                                          50            3,750
                                                                       --------
                                                                       $ 11,091
-------------------------------------------------------------------------------
  Special Products and Services - 0.9%
    Newport News Shipbuilding, Inc.                        220         $  5,170
-------------------------------------------------------------------------------
  Stores - 1.0%
    Rite Aid Corp.                                         150         $  5,428
-------------------------------------------------------------------------------
  Telecommunications - 2.0%
    Global TeleSystems Group, Inc.*                        100         $  3,200
    Intermedia Communications, Inc.*                         1               25
    IXC Communications, Inc.*                               50            1,225
    Lucent Technologies, Inc.                               70            4,961
    Nextlink Communications, Inc., "A"*                    100            2,075
                                                                       --------
                                                                       $ 11,486
-------------------------------------------------------------------------------
Total U.S. Stocks                                                      $ 74,162
-------------------------------------------------------------------------------
Foreign Stocks - 1.2%
  Ireland - 0.7%
    Allied Irish Banks PLC (Banks and Credit Cos.)*        303         $  4,164
-------------------------------------------------------------------------------
  Japan - 0.5%
    Sony Corp., ADR (Electronics)                           35         $  2,474
-------------------------------------------------------------------------------
Total Foreign Stocks                                                   $  6,638
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $63,503)                                $ 80,800
-------------------------------------------------------------------------------

Preferred Stocks - 10.2%
-------------------------------------------------------------------------------
  Aerospace - 1.2%
    Loral Space & Communications*                          125         $  6,625
-------------------------------------------------------------------------------
  Automotive - 3.7%
    Federal Mogul Financing Trust*                         200         $ 12,300
    Tower Automotive Capital Trust*                        200            8,800
                                                                       --------
                                                                       $ 21,100
-------------------------------------------------------------------------------
  Insurance - 3.2%
    Lincoln National Corp.*                                600         $ 12,375
    Philadelphia Consolidated Holding Corp.*               800            5,800
                                                                       --------
                                                                       $ 18,175
-------------------------------------------------------------------------------
  Retail - 1.1%
    Dollar General Strypes Trust                           200         $  6,400
-------------------------------------------------------------------------------
  Telecommunications - 1.0%
    ICG Funding LLC*##                                     100         $  5,500
-------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $64,725)                      $ 57,800
-------------------------------------------------------------------------------
Rights - 1.3%
-------------------------------------------------------------------------------
  CVS Corp.* (Identified Cost, $7,050)                     100         $  7,237
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $558,723)                          $552,373
Other Assets, Less Liabilities - 2.6%                                    14,793
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                    $567,166
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1998

MFS SCIENCE AND TECHNOLOGY FUND
Stocks - 89.8%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 82.7%
  Advertising - 0.2%
    Doubleclick, Inc.*                                     100       $    2,388
    Young & Rubicam, Inc.*                                 100            3,056
                                                                     ----------
                                                                     $    5,444
-------------------------------------------------------------------------------
  Business Machines - 3.7%
    Affiliated Computer Services, Inc., "A"*             1,980       $   64,721
    Silicon Graphics, Inc.*                                500            4,531
    Sun Microsystems, Inc.*                                940           37,248
                                                                     ----------
                                                                     $  106,500
-------------------------------------------------------------------------------
  Business Services - 2.8%
    Answerthink Consulting Group, Inc.*                    100       $    1,725
    C.H. Robinson Worldwide, Inc.                          100            2,000
    Diamond Technology Partners, Inc., "A"*                100            2,325
    Fiserv, Inc.*                                          300           11,700
    Galileo International, Inc.                            100            3,269
    Paymentech, Inc.*                                      620            7,091
    Policy Management Systems Corp.*                       400           16,700
    PRT Group, Inc.*                                     1,300            6,662
    Renaissance Worldwide, Inc.*                         2,000           20,000
    Teletech Holdings, Inc.*                             1,000            8,375
                                                                     ----------
                                                                     $   79,847
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.6%
    EMC Corp.*                                           1,000       $   45,187
    PC Connection, Inc.*                                   100            1,500
                                                                     ----------
                                                                     $   46,687
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 13.6%
    Activision, Inc.*                                    1,500       $   15,187
    Autodesk, Inc.                                       2,080           48,620
    Electronic Arts, Inc.*                               1,400           53,375
    MicroProse, Inc.*                                      920            5,232
    Microsoft Corp.*                                     2,680          257,112
    Midway Games, Inc.                                     360            3,398
    Verio, Inc.*                                           100            2,213
                                                                     ----------
                                                                     $  385,137
-------------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    DSET Corp.*                                            100       $      825
    Evolving Systems, Inc.*                                100              319
    Ingram Micro, Inc.                                     750           33,750
    International Integration, Inc.*                       100            1,550
                                                                     ----------
                                                                     $   36,444
-------------------------------------------------------------------------------
  Computer Software - Systems - 32.6%
    AccuStaff, Inc.*                                     2,180       $   27,250
    Adobe Systems, Inc.                                    625           16,406
    Aspen Technology, Inc.*                              2,600           61,587
    BMC Software, Inc.                                   3,360          142,170
    Cadence Design Systems, Inc.*                        5,562          117,497
    Computer Associates International, Inc.              2,612           70,524
    Compuware Corp.*                                     2,120           96,327
    Edwards (J.D.) & Co.*                                  100            4,050
    Engineering Animation, Inc.*                           180            6,638
    Etec Systems, Inc.                                     300            7,238
    Exodus Communications, Inc.*                           100            2,875
    Great Plains Software, Inc.*                           100            3,375
    ISS Group, Inc.*                                       100            2,725
    Network Associates, Inc.*                              900           29,025
    Oracle Corp.*                                        5,930          118,229
    Peoplesoft, Inc.*                                    1,520           42,750
    Peritus Software Services, Inc.*                       100              300
    Range Resources Corp.                                  120              818
    Rational Software Corp.*                             4,810           53,511
    Security Dynamics Technologies, Inc.*                  200            1,875
    Siebel Systems, Inc.*                                  145            2,719
    Summit Design, Inc.*                                 4,050           24,300
    Sybase, Inc.*                                          380            2,613
    Synopsys, Inc.*                                      3,280           85,690
    System Software Associates, Inc.*                    1,200            5,400
    Unigraphics Solutions Inc.*                            100              794
                                                                     ----------
                                                                     $  926,686
-------------------------------------------------------------------------------
  Consumer Goods and Services - 0.2%
    Avis Rent A Car, Inc.*                                 400       $    6,275
-------------------------------------------------------------------------------
  Electronics - 4.2%
    Altera Corp.*                                          300       $    8,737
    Amkor Technology, Inc.*                                100              462
    Atmel Corp.*                                           440            2,654
    Intel Corp.                                            640           45,560
    SIPEX Corp.*                                         1,925           34,530
    Teradyne, Inc.*                                      1,080           18,765
    Xilinx, Inc.*                                          300            9,150
                                                                     ----------
                                                                     $  119,858
-------------------------------------------------------------------------------
  Entertainment - 0.7%
    Citadel Communications Corp.*                          100       $    2,425
    Hearst-Argyle Television, Inc.*                        500           16,469
                                                                     ----------
                                                                     $   18,894
-------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    CIT Group, Inc., "A"                                   100       $    2,569
    Conning Corp.                                          100            1,388
    Federated Investors, Inc., "A"*                        100            1,325
    Franchise Mortgage Acceptance Co.*                     100            1,612
    Freedom Securities Corp.*                              100            1,250
    Heller Financial, Inc., "A"*                           100            1,975
    Waddell & Reed Financial, Inc., "A"                    100            1,662
                                                                     ----------
                                                                     $   11,781
-------------------------------------------------------------------------------
  Insurance - 0.1%
    Annuity & Life Re Holdings Ltd.*                       100       $    1,825
-------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    Bristol-Myers Squibb Co.                               650       $   63,619
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 6.3%
    American Dental Partners, Inc.*                        100       $    1,075
    Centennial Healthcare Corp.*                           100              850
    Guidant Corp.                                          300           18,525
    HBO & Co.                                            4,340           92,225
    HealthSouth Corp.*                                     590           11,173
    Oxford Health Plans, Inc.*                             520            3,185
    PacifiCare Health Systems, Inc., "B"*                   70            4,410
    Province Healthcare Co.*                               100            2,700
    United Healthcare Corp.                              1,240           44,795
                                                                     ----------
                                                                     $  178,938
-------------------------------------------------------------------------------
  Printing and Publishing - 0.2%
    CMP Media, Inc., "A"*                                  100       $    1,638
    Petersen Cos., Inc., "A"*                              100            3,200
                                                                     ----------
                                                                     $    4,838
-------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Cavanaughs Hospitality Corp.*                          100       $    1,037
    Friendly Ice Cream Corp.*                              100              688
                                                                     ----------
                                                                     $    1,725
-------------------------------------------------------------------------------
  Special Products and Services
    Caliber Learning Network, Inc.*                        100       $      500
    Edutrek International, Inc., "A"*                      100              700
                                                                     ----------
                                                                     $    1,200
-------------------------------------------------------------------------------
  Stores - 0.5%
    CSK Auto Corp.*                                        100       $    2,181
    CVS Corp.                                              200            7,275
    Duane Reade, Inc.*                                     100            3,738
                                                                     ----------
                                                                     $   13,194
-------------------------------------------------------------------------------
  Telecommunications - 12.0%
    Amdocs Ltd.*                                           100       $      900
    Ascend Communications, Inc.*                           805           28,326
    Aspect Telecommunications Corp.*                     2,770           65,961
    Cabletron Systems, Inc.*                               300            2,100
    Cisco Systems, Inc.*                                 1,582          129,526
    Com21, Inc.*                                           100            1,063
    Global TeleSystems Group, Inc.*                        100            3,200
    Hyperion Telecommunications, Inc., "A"*                100              900
    L-3 Communications Holding, Inc.*                      100            3,313
    Lucent Technologies, Inc.                              700           49,612
    MCI Communications Corp.                               910           45,500
    Nextlink Communications, Inc., "A"*                    100            2,075
    WorldCom, Inc.*                                        200            8,187
                                                                     ----------
                                                                     $  340,663
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $2,349,555
-------------------------------------------------------------------------------
Foreign Stocks - 7.1%
  Bermuda - 0.1%
    Global Crossing Ltd. (Telecommunications)*             100       $    1,775
-------------------------------------------------------------------------------
  France - 0.9%
    Dassault Systemes S.A. (Computer Software - Systems    200       $   10,343
    Dassault Systemes S.A., ADR (Computer Software -
      Systems)                                             295           13,718
                                                                     ----------
                                                                     $   24,061
-------------------------------------------------------------------------------
  Germany - 3.3%
    SAP AG, Preferred (Computer Software - Systems)        165       $   93,803
-------------------------------------------------------------------------------
  Hong Kong
    Asia Electronics Holding Co. (Electronics)*          1,000       $      781
-------------------------------------------------------------------------------
  Israel
    Fundtech Ltd. (Computer Software - Systems)*           100       $    1,275
-------------------------------------------------------------------------------
  Japan - 2.8%
    Canon, Inc., ADR (Special Products and Services)       400       $    8,200
    Meitec Corp. (Computer Software - Systems)             400           13,418
    Sony Corp. (Electronics)                               300           21,890
    Sony Corp., ADR (Electronics)                          510           36,051
                                                                     ----------
                                                                     $   79,559
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $  201,254
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,462,025)                           $2,550,809
-------------------------------------------------------------------------------
Short-Term Obligations - 11.2%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 9/01/98, at
    Amortized Cost                                     $   320       $  320,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,782,025)                      $2,870,809
Other Assets, Less Liabilities - (1.0)%                                 (29,618)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $2,841,191
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1998

MFS REAL ESTATE INVESTMENT FUND
Stocks - 90.1%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES          VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 90.1%
  Real Estate Investment Trusts - 90.1%
    American Health Properties, Inc.                       200         $  4,450
    Anthracite Capital, Inc.                               900            8,719
    Archstone Communities Trust                            863           16,720
    Arden Realty, Inc.                                     479           10,119
    Associated Estates Realty Corp.                        500            8,094
    Avalon Bay Community, Inc.                             235            7,755
    Beacon Capital Partners, Inc.*##                       750           15,000
    Boston Properties, Inc.                                151            4,313
    Brandywine Realty Trust                                400            7,200
    Camden Property Trust                                  372            9,323
    CarrAmerica Realty Corp.                               645           14,512
    CBL & Associates Properties, Inc.                      603           15,000
    Corporate Office Properties Trust, Inc.                500            3,563
    Crescent Real Estate Equities Co.                      683           15,709
    Duke Realty Investments, Inc.                          416            8,632
    Equity Office Properties Trust                         675           15,314
    Equity Residential Properties Trust                    510           20,368
    Federal Realty Investment Trust                        296            5,957
    FelCor Suite Hotels, Inc.                              381            7,763
    First Industrial Realty Trust, Inc.                    447           10,477
    Glimcher Realty Trust                                  400            6,500
    Highwoods Properties, Inc.                             500           12,719
    Horizon Group Properties, Inc.*                         12               42
    HRPT Properties Trust                                  253            3,953
    Insignia Financial Group, Inc.*                        200            3,513
    Kilroy Realty Corp.                                    487           10,014
    Koger Equity, Inc.                                     542            9,011
    Liberty Property Trust                                 399            9,027
    Mack-Cali Realty Corp.                                 333            9,595
    Meditrust Cos                                          628            9,734
    MeriStar Hospitality Corp.*                            410            6,919
    Mid-America Apartment Communities, Inc.                355            8,165
    National Golf Properties, Inc.                         300            7,031
    Patriot American Hospitality, Inc.                   1,100           14,850
    Post Properties, Inc.                                  125            4,750
    Prentiss Properties Trust*                             686           15,349
    Prime Group Realty Trust                               892           13,547
    Prime Retail, Inc.                                     179            1,678
    Public Storage, Inc.                                   333            7,784
    Simon Debartolo Group, Inc.                            470           13,659
    SL Green Realty Corp.                                  200            3,850
    Sovran Self Storage, Inc.                              270            6,007
    Spieker Properties, Inc.                               125            4,445
    Starwood Hotels and Resorts                            383           13,979
    Storage Trust Realty                                   204            4,424
    Sun Communities, Inc.                                  288            9,414
    Tanger Factory Outlet Centers, Inc.                    200            5,238
    Tower Realty Trust, Inc.                               213            4,486
    TriNet Corporate Realty Trust, Inc.                    331            9,516
    United Dominion Realty Trust, Inc.                     360            4,185
    Urban Shopping Centers, Inc.                           208            6,604
    Vornado Realty Trust                                   239            7,499
    Walden Residential Properties, Inc.                    207            4,683
    Westfield America, Inc.                                400            6,350
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $587,871)                               $467,508
-------------------------------------------------------------------------------
Convertible Preferred Stock - 0.2%
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Prime Retail, Inc. 8.5% (Identified Cost, $1,188)       60         $  1,009
-------------------------------------------------------------------------------
Short-Term Obligations - 8.6%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 9/01/98, at
      Amortized Cost                                       $45         $ 45,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $634,059)                          $513,517
Other Assets, Less Liabilities - 1.1%                                     5,471
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                    $518,988
-------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.
See notes to financial statements


FINANCIAL STATEMENTS

Statements of Assets and Liabilities

-----------------------------------------------------------------------------------------------------
                                                                 CORE          SPECIAL           BLUE
                                                               GROWTH    OPPORTUNITIES           CHIP
AUGUST 31, 1998                                                  FUND             FUND           FUND
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,687,140,
    $3,597,147, and $532,867, respectively)                $2,708,745       $3,366,601       $615,009
  Cash                                                          1,273            5,520          2,662
  Foreign currency, at value (identified cost, $234,
    $1,613 and $0, respectively)                                  238            1,618           --
  Receivable for Fund shares sold                             111,557             --             --
  Receivable for investments sold                             166,953           56,455           --
  Interest and dividends receivable                             1,024            9,100            849
  Deferred organization expenses                                1,017            1,039           --
  Other assets                                                     19             --                5
                                                           ----------       ----------       --------
      Total assets                                         $2,990,826       $3,440,333       $618,525
                                                           ----------       ----------       --------
Liabilities:
  Payable for investments purchased                        $   59,456       $   57,334       $  --
  Payable to affiliates -
    Investment adviser                                          7,969             --             --
    Shareholder servicing agent fee                                 4              343           --
    Administrative fee                                             29                4           --
  Accrued expenses and other liabilities                       14,268           12,651             81
                                                           ----------       ----------       --------
        Total liabilities                                  $   81,726       $   70,332       $     81
                                                           ----------       ----------       --------
Net assets                                                 $2,909,100       $3,370,001       $618,444
                                                           ----------       ----------       --------
Net assets consist of:
  Paid-in capital                                          $2,494,599       $3,011,479       $434,740
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                          21,657         (230,519)        82,142
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions             392,844          577,558        101,562
  Accumulated undistributed net investment income                --             11,483           --
                                                           ----------       ----------       --------
      Total                                                $2,909,100       $3,370,001       $618,444
                                                           ==========       ==========       ========
Shares of beneficial interest outstanding:
    Class A                                                   103,501          159,207         40,206
    Class I                                                    97,796          132,570          8,822
                                                           ----------       ----------       --------
      Total shares of beneficial interest outstanding         201,297          291,777         49,028
                                                           ----------       ----------       --------
Net assets:
    Class A                                                $1,494,563       $1,835,658       $507,143
    Class I                                                 1,414,537        1,534,343        111,301
                                                           ----------       ----------       --------
      Total net assets                                     $2,909,100       $3,370,001       $618,444
                                                           ==========       ==========       ========
Class A shares:
  Net asset value, offering price, and redemption
    price per share  (net assets / shares of
    beneficial interest outstanding)                         $14.44           $11.53          $12.61
                                                             ======           ======          ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets / shares of
    beneficial interest outstanding)                         $14.46           $11.57          $12.62
                                                             ======           ======          ======

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Assets and Liabilities - continued
-----------------------------------------------------------------------------------------------------
                                                        CONVERTIBLE       SCIENCE AND     REAL ESTATE
                                                         SECURITIES        TECHNOLOGY      INVESTMENT
AUGUST 31, 1998                                                FUND              FUND            FUND
-----------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost, $558,723,
  $2,782,025, and $634,059, respectively)                  $552,373       $2,870,809        $513,517
  Cash                                                         --             10,849           1,682
  Foreign currency, at value (identified cost, $8,
    $32 and $0,  respectively)                                    8               33            --
  Receivable for investments sold                            16,348             --            21,032
  Interest and dividends receivable                           2,467              216             761
  Other assets                                                 --              8,726            --
                                                           --------       ----------        --------
      Total assets                                         $571,196       $2,890,633        $536,992
                                                           --------       ----------        --------
Liabilities:
  Payable for investments purchased                        $  3,956       $   37,342        $ 17,931
  Payable to affiliates -
    Shareholder servicing agent fee                            --                 29            --
    Administrative fee                                         --                  4            --
  Accrued expenses and other liabilities                         74           12,067              73
                                                           --------       ----------        --------
        Total liabilities                                  $  4,030       $   49,442        $ 18,004
                                                           --------       ----------        --------
    Net assets                                             $567,166       $2,841,191        $518,988
                                                           ========       ==========        ========
Net assets consist of:
  Paid-in capital                                          $520,720       $2,642,932        $630,589
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                        (6,350)          88,787        (120,542)
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions            41,325          109,472          (1,341)
    Accumulated undistributed net investment income          11,471             --            10,282
                                                           --------       ----------        --------
      Total                                                $567,166       $2,841,191        $518,988
                                                           ========       ==========        ========
Shares of beneficial interest outstanding:
    Class A                                                  52,817           90,921          54,053
    Class I                                                     210          156,264           8,790
                                                           --------       ----------        --------
      Total shares of beneficial interest outstanding        53,027          247,185          62,843
                                                           --------       ----------        --------
Net assets:
    Class A                                                $564,922       $1,044,739        $446,395
    Class I                                                   2,244        1,796,452          72,593
                                                           --------       ----------        --------
      Total net assets                                     $567,166       $2,841,191        $518,988
                                                           ========       ==========        ========
Class A shares:
  Net asset value, offering price, and redemption
    price per share (net assets / shares of
    beneficial interest outstanding)                        $10.70          $11.49            $8.26
                                                            ======          ======            =====
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets / shares of
    beneficial interest outstanding)                        $10.69          $11.50            $8.26
                                                            ======          ======            =====
See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Operations
----------------------------------------------------------------------------------------------------
                                                               CORE          SPECIAL            BLUE
                                                             GROWTH    OPPORTUNITIES            CHIP
YEAR ENDED AUGUST 31, 1998                                     FUND             FUND            FUND
----------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                             $  19,037        $  19,730        $ 10,529
    Interest                                                  7,006           15,685             304
    Foreign taxes withheld                                     (304)            (737)            (43)
                                                          ---------        ---------        --------
      Total investment income                             $  25,739        $  34,678        $ 10,790
                                                          ---------        ---------        --------
  Expenses -
    Management fee                                        $  23,926        $  29,491        $  5,010
    Shareholder servicing agent fee                           3,747            4,568             914
    Distribution and service fee (Class A)                    6,932           10,440           2,764
    Administrative fee                                          456              564             110
    Custodian fee                                             3,022            4,310           2,953
    Printing                                                  6,460            1,912           3,200
    Postage                                                     234               93             225
    Auditing fees                                            10,100            7,565           9,700
    Legal fees                                                1,434            1,534             955
    Amortization of organization expenses                       434              434            --
    Registration fee                                           --              3,369            --
    Miscellaneous                                             3,622             --             3,329
                                                          ---------        ---------        --------
      Total expenses                                      $  60,367        $  64,280        $ 29,160
    Fees paid indirectly                                     (1,054)          (1,666)           (276)
    Reduction of expenses by investment adviser,
      distributor, and shareholder servicing agent          (32,099)         (41,836)        (17,323)
                                                          ---------        ---------        --------
      Net expenses                                        $  27,214        $  20,778        $ 11,561
                                                          ---------        ---------        --------
        Net investment income (loss)                      $  (1,475)       $  13,900        $   (771)
                                                          ---------        ---------        --------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                               $ 536,019        $ 754,135        $109,472
    Securities sold short                                      --             13,386            --
    Foreign currency transactions                               116               32            --
                                                          ---------        ---------        --------
      Net realized gain on investments and
        foreign currency transactions                     $ 536,135        $ 767,553        $109,472
                                                          ---------        ---------        --------
  Change in unrealized appreciation (depreciation) -
    Investments                                           $(261,156)       $(833,005)       $(13,799)
    Securities sold short                                      --              4,407            --
    Translation of assets and liabilities in foreign
      currencies                                                 45             (146)           --
                                                          ---------        ---------        --------
      Net unrealized loss on investments and foreign
        currency  translation                             $(261,111)       $(828,744)       $(13,799)
                                                          ---------        ---------        --------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                $ 275,024        $ (61,191)       $ 95,673
                                                          ---------        ---------        --------
          Increase (decrease) in net assets from
            operations                                    $ 273,549        $ (47,291)       $ 94,902
                                                          =========        =========        ========
See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Operations - continued
----------------------------------------------------------------------------------------------------
                                                         CONVERTIBLE     SCIENCE AND     REAL ESTATE
                                                          SECURITIES      TECHNOLOGY      INVESTMENT
YEAR ENDED AUGUST 31, 1998                                      FUND            FUND           FUND*
----------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                               $ 17,323       $   9,553       $  13,484
    Interest                                                   8,742          10,641           1,199
    Foreign taxes withheld                                      --              (130)           --
                                                            --------       ---------       ---------
      Total investment income                               $ 26,065       $  20,064       $  14,683
                                                            --------       ---------       ---------
  Expenses -
    Management fee                                          $  4,367       $  22,302       $   2,666
    Shareholder servicing agent fee                              790           3,519             301
    Distribution and service fee (Class A)                     3,166           5,418             827
    Administrative fee                                            96             429              39
    Custodian fee                                              2,872           3,912              82
    Printing                                                   1,438           5,821           1,598
    Postage                                                       58             221              29
    Auditing fees                                              9,400           9,800           5,700
    Legal fees                                                 1,844            --             3,581
    Registration fees                                          7,755           3,057           4,000
    Miscellaneous                                                284             921             824
                                                            --------       ---------       ---------
      Total expenses                                        $ 32,070       $  55,400       $  19,647
    Fees paid indirectly                                        (187)           (786)            (47)
    Reduction of expenses by investment adviser,
      distributor and shareholder servicing agent            (21,812)        (29,167)        (15,199)
                                                            --------       ---------       ---------
      Net expenses                                          $ 10,071       $  25,447       $   4,401
                                                            --------       ---------       ---------
        Net investment income (loss)                        $ 15,994       $  (5,383)      $  10,282
                                                            --------       ---------       ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $ 55,792       $ 188,275       $  (1,341)
    Foreign currency transactions                                (22)            (20)           --
                                                            --------       ---------       ---------
      Net realized gain (loss) on investments and
        foreign currency transactions                       $ 55,770       $ 188,255       $  (1,341)
                                                            --------       ---------       ---------
  Change in unrealized (depreciation) on investments
    and translation of assets and liabilities in
    foreign currencies                                      $(77,977)      $(287,231)      $(120,542)
                                                            --------       ---------       ---------
      Net realized and unrealized loss on investments
        and foreign currency                                $(22,207)      $ (98,976)      $(121,883)
                                                            --------       ---------       ---------
          Decrease in net assets from operations            $ (6,213)      $(104,359)      $(111,601)
                                                            ========       =========       =========

*For the period from the commencement of the Fund's investment operations, March 17, 1998, through
 August 31, 1998.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                               YEAR ENDED             YEAR ENDED
CORE GROWTH FUND                                          AUGUST 31, 1998        AUGUST 31, 1997
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                 $   (1,475)           $  200,677
  Net realized gain on investments and foreign
    currency transactions                                         536,135               147,772
  Net unrealized gain (loss) on investments and
    foreign currency translation                                 (261,111)              264,818
                                                               ----------            ----------
      Increase in net assets from operations                   $  273,549            $  613,267
                                                               ----------            ----------
Distributions declared to shareholders -
  From net investment income (Class A)                         $  (81,330)           $     --
  From net investment income (Class I)                           (123,670)                 --
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (97,297)             (106,559)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (147,949)                 --
                                                               ----------            ----------
    Total distributions declared to shareholders               $ (450,246)           $ (106,559)
                                                               ----------            ----------
  Net increase in net assets from Fund share
    transactions                                               $  329,677            $1,563,262
                                                               ----------            ----------
        Total increase in net assets                           $  152,980            $2,069,970
Net assets:
  At beginning of period                                        2,756,120               686,150
                                                               ----------            ----------
  At end of period (including accumulated
    undistributed net investment income of $0 and
    $200,552, respectively)                                    $2,909,100            $2,756,120
                                                               ==========            ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------
                                                               YEAR ENDED             YEAR ENDED
SPECIAL OPPORTUNITIES FUND                                AUGUST 31, 1998        AUGUST 31, 1997
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $   13,900            $   27,650
  Net realized gain on investments and foreign
    currency transactions                                         767,553               307,876
  Net unrealized gain (loss) on investments and
    foreign currency translation                                 (828,744)              557,043
                                                               ----------            ----------
      Increase (decrease) in net assets from
        operations                                             $  (47,291)           $  892,569
                                                               ----------            ----------
Distributions declared to shareholders -
  From net investment income (Class A)                         $  (16,329)           $   (8,950)
  From net investment income (Class I)                            (13,660)                 --
  From net realized gain on investments and foreign
    currency transactions (Class A)                              (236,984)             (232,385)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (198,261)                 --
                                                               ----------            ----------
      Total distributions declared to shareholders             $ (465,234)           $ (241,335)
                                                               ----------            ----------
  Net increase (decrease) in net assets from Fund
    share transactions                                         $  (72,285)           $1,044,942
                                                               ----------            ----------
      Total increase (decrease) in net assets                  $ (584,810)           $1,696,176
Net assets:
  At beginning of period                                        3,954,811             2,258,635
                                                               ----------            ----------
  At end of period (including accumulated
    undistributed net investment income of $11,483
    and $28,543, respectively)                                 $3,370,001            $3,954,811
                                                               ==========            ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------
                                                               YEAR ENDED           PERIOD ENDED
BLUE CHIP FUND                                            AUGUST 31, 1998       AUGUST 31, 1997*
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                  $    (771)             $  1,194
  Net realized gain on investments and foreign
    currency transactions                                         109,472                12,379
  Net unrealized gain (loss) on investments and
    foreign currency translation                                  (13,799)               95,941
                                                                ---------              --------
      Net increase in net assets from operations                $  94,902              $109,514
                                                                ---------              --------
Distribution declared to shareholders -
  From net investment income (Class A)                          $    (848)             $   --
  From net investment income (Class I)                               (392)                 --
  From net realized gain on investments and foreign
    currency  transactions (Class A)                              (13,308)                 --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (6,164)                 --
                                                                ---------              --------
        Total distribution declared to shareholders             $ (20,712)             $   --
                                                                ---------              --------
  Net increase (decrease) in net assets from Fund
    share transactions                                          $(183,235)             $617,975
                                                                ---------              --------
        Total increase (decrease) in net assets                 $(109,045)             $727,489
Net assets:
  At beginning of period                                          727,489                  --
                                                                ---------              --------
  At end of period (including accumulated
    undistributed net investment income of $0 and
    $1,204, respectively)                                       $ 618,444              $727,489
                                                                =========              ========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------
                                                               YEAR ENDED           PERIOD ENDED
CONVERTIBLE SECURITIES FUND                               AUGUST 31, 1998       AUGUST 31, 1997*
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $ 15,994              $ 12,104
  Net realized gain (loss) on investments and
    foreign currency transactions                                  55,770                (1,195)
  Net unrealized gain (loss) on investments and
    foreign currency translation                                  (77,977)               71,627
                                                                 --------              --------
      Increase (decrease) in net assets from
        operations                                               $ (6,213)             $ 82,536
                                                                 --------              --------
Distributions declared to shareholders -
  From net investment income (Class A)                           $(15,475)             $   --
  From net investment income (Class I)                             (1,099)                 --
  From net realized gain on investments and foreign
    currency transactions (Class A)                               (12,390)                 --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  (880)                 --
                                                                 --------              --------
      Total distributions declared to shareholders               $(29,844)             $   --
                                                                 --------              --------
  Net increase (decrease) in net assets from Fund
    share transactions                                           $(37,304)             $557,991
                                                                 --------              --------
      Total increase (decrease) in net assets                    $(73,361)             $640,527
Net assets:
  At beginning of period                                          640,527                  --
                                                                 --------              --------
  At end of period (including accumulated
    undistributed net investment income of $11,471
    and $12,106, respectively)                                   $567,166              $640,527
                                                                 ========              ========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------
                                                               YEAR ENDED           PERIOD ENDED
SCIENCE AND TECHNOLOGY FUND                               AUGUST 31, 1998       AUGUST 31, 1997*
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                 $   (5,383)           $  176,024
  Net realized gain (loss) on investments and
    foreign currency transactions                                 188,255               (69,411)
  Net unrealized gain (loss) on investments and
    foreign currency translation                                 (287,231)              376,018
                                                               ----------            ----------
      Increase (decrease) in net assets from
        operations                                             $ (104,359)           $  482,631
                                                               ----------            ----------
Distributions declared to shareholders -
  From net investment income (Class A)                         $  (64,127)           $     --
  From net investment income (Class I)                           (115,896)                 --
                                                               ----------            ----------
      Total distributions declared to shareholders             $ (180,023)           $     --
                                                               ----------            ----------
  Net increase in net assets from Fund share
    transactions                                               $  606,823            $2,036,119
                                                               ----------            ----------
        Total increase in net assets                           $  322,441            $2,518,750
Net assets:
  At beginning of period                                       $2,518,750                  --
                                                               ----------            ----------
  At end of period (including accumulated
    undistributed net investment income of $0 and
    $176,158, respectively)                                    $2,841,191            $2,518,750
                                                               ==========            ==========

*For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

See notes to financial statements

--------------------------------------------------------------------------------
                                                                   PERIOD ENDED
REAL ESTATE INVESTMENT FUND                                    AUGUST 31, 1998*
--------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                               $  10,282
  Net realized loss on investments                                       (1,341)
  Net unrealized loss on investments                                   (120,542)
                                                                      ---------
      Decrease in net assets from operations                          $(111,601)
                                                                      ---------
  Net increase in net assets from Fund share transactions             $ 630,589
                                                                      ---------
        Total increase in net assets                                  $ 518,988
Net assets:
  At beginning of period                                                   --
                                                                      ---------
  At end of period (including accumulated undistributed net
    investment income of $10,282)                                     $ 518,988
                                                                      =========

*For the period from the commencement of the Fund's investment operations, March 17, 1998, through August 31, 1998.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                 YEAR ENDED         YEAR ENDED         PERIOD ENDED           YEAR ENDED         PERIOD ENDED
                                 AUGUST 31,         AUGUST 31,           AUGUST 31,           AUGUST 31,           AUGUST 31,
CORE GROWTH FUND                       1998               1997                1996*                 1998               1997**
-----------------------------------------------------------------------------------------------------------------------------
                                    CLASS A                                                      CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                          $15.82             $12.33               $10.00               $15.84               $12.99
                                     ------             ------               ------               ------               ------
Income from investment operations# -
  Net investment income (loss)(S)    $(0.01)            $ 1.24               $(0.01)              $(0.01)              $ 1.50
  Net realized and unrealized gain
    on investments and foreign
    currency transactions              1.26               3.93                 2.34                 1.26                 1.35
                                     ------             ------               ------               ------               ------
      Total from investment
        operations                   $ 1.25             $ 5.17               $ 2.33               $ 1.25               $ 2.85
                                     ------             ------               ------               ------               ------
Less distributions declared
  to shareholders -
From net investment income           $(1.20)            $ --                 $ --                 $(1.20)              $ --
  From net realized gain on
    investments and foreign
    currency transactions             (1.43)             (1.68)                --                  (1.43)                --
                                     ------             ------               ------               ------               ------
      Total distributions
        declared to shareholders     $(2.63)            $(1.68)              $ --                 $(2.63)              $ --
                                     ------             ------               ------               ------               ------
Net asset value - end of
  period                             $14.44             $15.82               $12.33               $14.46               $15.84
                                     ======             ======               ======               ======               ======
Total return                          8.75%             45.22%               23.30%++              8.82%               21.94%++
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses                            0.89%##            1.45%##              1.50%+               0.89%##              1.48%+##
  Net investment income
   (loss)                           (0.03)%              9.12%              (0.11)%+             (0.06)%               14.08%+
Portfolio turnover                     261%             1,043%                 204%                 261%               1,043%
Net assets at end of period
 (000 omitted)                       $1,495             $1,061                 $686               $1,415               $1,695

  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
 ** For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser and the distributor voluntarily waived their fees for the periods indicated. In addition, for the period ended August 31, 1996, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.50% of the Fund's average daily net assets. If these fees had been incurred by the Fund and other expenses had not been limited, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)     $(0.17)            $ 1.06               $(0.18)              $(0.13)              $ 1.40
    Ratios (to average net assets):
      Expenses##                      2.15%              2.82%                4.28%+               1.65%                2.35%+
      Net investment
        income (loss)               (1.29)%              7.75%              (2.34)%+             (0.82)%               13.20%+
See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                 YEAR ENDED         YEAR ENDED         PERIOD ENDED           YEAR ENDED         PERIOD ENDED
                                 AUGUST 31,         AUGUST 31,           AUGUST 31,           AUGUST 31,           AUGUST 31,
SPECIAL OPPORTUNITIES FUND             1998               1997                1996*                 1998               1997**
-----------------------------------------------------------------------------------------------------------------------------
                                    CLASS A                                                      CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                          $13.62             $11.36               $10.00               $13.64               $11.39
                                     ------             ------               ------               ------               ------
Income from investment operations# -
  Net investment income(S)           $ 0.05             $ 0.08               $ 0.06               $ 0.05               $ 0.11
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency
    transactions                      (0.28)              3.35                 1.30                (0.26)                2.14
                                     ------             ------               ------               ------               ------
      Total from investment
        operations                   $(0.23)            $ 3.43               $ 1.36               $(0.21)              $ 2.25
                                     ------             ------               ------               ------               ------
Less distributions declared to
  shareholders -
  From net investment income         $(0.12)            $(0.04)              $ --                 $(0.12)              $ --
  From net realized gain on
    investments and foreign
    currency transactions             (1.74)             (1.13)                --                  (1.74)                --
                                     ------             ------               ------               ------               ------
      Total distributions declared
        to shareholders              $(1.86)            $(1.17)              $ --                 $(1.86)              $ --
                                     ------             ------               ------               ------               ------
Net asset value - end of period      $11.53             $13.62               $11.36               $11.57               $13.64
                                     ======             ======               ======               ======               ======
Total return                        (1.50)%             31.84%               13.60%++            (1.50)%               19.75%++
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses                            0.57%##            0.74%##              1.50%+               0.57%##              0.18%+##
  Net investment income               0.36%              0.65%                0.78%+               0.35%                1.26%+
Portfolio turnover                     126%               161%                 108%                 126%                 161%
Net assets at end of period
 (000 omitted)                       $1,836             $1,920               $2,259               $1,534               $2,035

  * For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.
 ** For the period from the inception of Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser and the distributor voluntarily waived their fees, respectively, for the periods indicated. In addition for the period ended August 31, 1996, subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than
    1.50% of the Fund's average daily net assets. If these fees had been incurred by the Fund and other exenses had not been limited, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)   $(0.13)            $(0.06)              $(0.01)              $(0.06)               $ 0.01
     Ratios (to average net assets):
       Expenses##                     1.87%              1.92%                2.97%+               1.37%                1.36%+
       Net investment income (loss) (0.94)%            (0.53)%              (0.16)%+             (0.45)%                0.08%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED             PERIOD ENDED                YEAR ENDED                PERIOD ENDED
BLUE CHIP FUND                AUGUST 31, 1998         AUGUST 31, 1997*           AUGUST 31, 1998            AUGUST 31, 1997*
----------------------------------------------------------------------------------------------------------------------------
                                      CLASS A                                                      CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $11.77                  $10.00                    $11.77                      $10.00
                                       ------                  ------                    ------                      ------
Income from investment operations# -
  Net investment income (loss)(S)      $(0.01)                 $ 0.02                    $(0.01)                     $ 0.02
  Net realized and unrealized gain
    on investments and foreign
    currency transactions                1.20                    1.75                      1.21                        1.75
                                       ------                  ------                    ------                      ------
      Total from investment
        operations                     $ 1.19                  $ 1.77                    $ 1.20                      $ 1.77
                                       ------                  ------                    ------                      ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.02)                 $ --                      $(0.02)                     $ --
  From net realized gain on
    investments and foreign
    currency transactions               (0.33)                   --                       (0.33)                       --
                                       ------                  ------                    ------                      ------
      Total distributions declared
        to shareholders                $(0.35)                   --                      $(0.35)                       --
                                       ------                  ------                    ------                      ------
Net asset value - end of period        $12.61                  $11.77                    $12.62                      $11.77
                                       ======                  ======                    ======                      ======
Total return                           10.19%                  17.70%++                  10.28%                      17.70%++
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses                              1.50%###                1.50%+                    1.50%###                    1.50%+
  Net investment income (loss)        (0.11)%                   0.24%+                    (0.08)%                     0.24%+
Portfolio turnover                        39%                     32%                         39%                       32%
Net assets at end of period
  (000 omitted)                          $507                    $486                        $111                      $241
  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  +  Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The Fund's expenses without reduction for fees paid indirectly for both Class A and Class I for the period ended August
    31, 1998 would have been 1.54%.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management and distribution fees, at not more than 1.50% of the Fund's average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the periods indicated. If these fees had not been waived and/or if actual expenses had been over/under this limitation, net investment loss per share and the ratios would have been:

     Net investment loss               $(0.34)                 $(0.26)                   $(0.27)                     $(0.23)
     Ratios (to average net assets):
       Expenses##                       3.93%                   5.04%+                      3.43%                     4.54%+
       Net investment loss            (2.50)%                 (3.25)%+                    (1.97)%                   (2.80)%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED       PERIOD ENDED                  YEAR ENDED                PERIOD ENDED
CONVERTIBLE SECURITIES FUND      AUGUST 31, 1998    AUGUST 31, 1997*            AUGUST 31, 1998             AUGUST 31, 1997*
---------------------------------------------------------------------------------------------------------------------------
                                      CLASS A                                           CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period     $11.48             $10.00                      $11.47                     $10.00
                                          ------             ------                      ------                     ------
Income from investment operations# -
  Net investment income(S)                $ 0.29             $ 0.25                      $ 0.30                     $ 0.26
  Net realized and unrealized gain
    (loss) on investments                  (0.51)              1.23                       (0.52)                      1.21
                                          ------             ------                      ------                     ------
      Total from investment operations    $(0.22)            $ 1.48                      $(0.22)                    $ 1.47
                                          ------             ------                      ------                     ------
Less distributions declared to
  shareholders -
  From net investment income              $(0.31)            $ --                        $(0.31)                    $ --
  From net realized gain on investments
    and foreign currency transactions      (0.25)              --                         (0.25)                      --
                                          ------             ------                      ------                     ------
      Total distributions declared
        to shareholders                   $(0.56)            $ --                        $(0.56)                    $ --
                                          ------             ------                      ------                     ------
Net asset value - end of period           $10.70             $11.48                      $10.69                     $11.47
                                          ======             ======                      ======                     ======
Total return                             (1.90)%             14.70%++                   (2.00)%                     14.60%++
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses###                              1.50%              1.50%+                      1.50%                       1.50%+
  Net investment income                    2.38%              3.16%+                      2.38%                       3.19%+
Portfolio turnover                           89%                76%                         89%                         76%
Net assets at end of period
 (000 omitted)                              $565               $577                          $2                         $64

   * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The Fund's expenses without reduction for fees paid indirectly for both Class A and Class I for the period ended August
    31, 1998 would have been 1.53%.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management and distribution fees, at not more than 1.50% of the Fund's average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the periods indicated. If these fees had not been waived and if actual expenses had been over/under this limitation, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)              $(0.01)            $(0.04)                     $ 0.01                     $ --
     Ratios (to average net assets):
       Expenses##                          4.81%              5.19%+                      4.31%                       4.69%+
       Net investment loss               (0.93)%            (0.53)%+                    (0.43)%                        --  +

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                      YEAR ENDED       PERIOD ENDED                   YEAR ENDED              PERIOD ENDED
SCIENCE AND TECHNOLOGY FUND      AUGUST 31, 1998    AUGUST 31, 1997*             AUGUST 31, 1998           AUGUST 31, 1997*
--------------------------------------------------------------------------------------------------------------------------
                                         CLASS A                                        CLASS I
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period                     $12.53             $10.00                      $12.53                     $10.00
                                          ------             ------                      ------                     ------
Income from investment operations# -
  Net investment income (loss)(S)         $(0.03)            $ 0.84                      $(0.02)                    $ 1.05
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions          (0.10)              1.69                       (0.10)                      1.48
                                          ------             ------                      ------                     ------
      Total from investment operations    $(0.13)            $ 2.53                      $(0.12)                    $ 2.53
                                          ------             ------                      ------                     ------
Less distributions declared to
  shareholders from net
  investment income                       $(0.91)            $ --                        $(0.91)                    $ --
                                          ------             ------                      ------                     ------
Net asset value - end of period           $11.49             $12.53                      $11.50                     $12.53
                                          ======             ======                      ======                     ======
Total return                             (0.61)%             14.70%++                   (0.61)%                     25.30%++
Ratios (to average net assets)
  /Supplemental data(S):
  Expenses##                               0.88%              1.40%+                      0.88%                      1.41%+
  Net investment income (loss)           (0.19)%             10.73%+                    (0.18)%                     13.11%+
Portfolio turnover                           29%               792%                         29%                       792%
Net assets at end of period
  (000 omitted)                           $1,045               $882                      $1,796                     $1,637

  * For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser and the distributor voluntarily waived their fees for the periods indicated. If these fees had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss)         $(0.21)            $ 0.73                      $(0.20)                    $ 0.98
     Ratios (to average net assets):
       Expenses##                          2.18%              2.77%+                      1.68%                      2.28%+
       Net investment income (loss)      (1.49)%              9.36%+                    (0.98)%                     12.24%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
                                                                               PERIOD ENDED
REAL ESTATE INVESTMENT FUND                                                 AUGUST 31, 1998*
-------------------------------------------------------------------------------------------------------
                                                                 CLASS A                        CLASS I
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                             $10.00                         $10.00
                                                                  ------                         ------
Income from investment operations# -
  Net investment income(S)                                        $ 0.17                         $ 0.17
  Net realized and unrealized loss on investments                  (1.91)                         (1.91)
                                                                  ------                         ------
      Total from investment operations                            $(1.74)                        $(1.74)
                                                                  ------                         ------
Net asset value - end of period                                   $ 8.26                         $ 8.26
                                                                  ======                         ======
Total return                                                    (17.40)%++                     (17.40)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses###                                                      1.65%+                         1.65%+
  Net investment income                                            3.87%+                         3.76%+
Portfolio turnover                                                   25%                            25%
Net assets at end of period (000 omitted)                           $446                            $73

  * For the period from the commencement of the Fund's investment operations, March 17, 1998, through
    August 31, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### The Fund's expenses without reduction for fees paid indirectly for both Class A and Class I for the period ended August 31, 1998 would have been 1.68%.
(S) Subject to reimbursement by the Fund, the investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management and distribution fees at not more than 1.65% of the
    Fund's average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the period indicated. If these fees had been incurred by the Fund and other expenses had not been limited, the net investment loss per share and the ratios would have been:

     Net investment loss                                          $(0.09)                        $(0.07)
     Ratios (to average net assets):
       Expenses##                                                  7.39%+                         7.04%+
       Net investment loss                                       (1.87)%+                       (1.63)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1)  Business and Organization
MFS Core Growth Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS Science and Technology Fund, and MFS Real Estate Investment Fund are diversified series of MFS Series Trust I (the Trust), and MFS Special Opportunities Fund is a non-diversified series of the Trust. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Core Growth Fund and the Special Opportunities Fund in connection with their organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of its portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - The Special Opportunities Fund, the Convertible Securities Fund, and the Science and Technology Fund may enter into short sales. A short sale transaction involves selling a security which the Fund does not own with the intent of purchasing it later at a lower price. The Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Fund may be required to pay in connection with a short sale. Whenever the Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Special Opportunities Fund and the Convertible Securities Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

These Funds use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended August 31, 1998, the following amounts were reclassified among accumulated undistributed net investment income, accumulated net realized gain on investments, and paid-in capital due to differences between book and tax accounting for currency transactions and net investment losses. These changes had no effect on the net assets or net asset values per share.

                                                                               SPECIAL
INCREASE (DECREASE)                               CORE GROWTH FUND  OPPORTUNITIES FUND      BLUE CHIP FUND
------------------------------------------------------------------------------------------------------------
Paid-in capital                                            $   (13)            $  (128)              $ --
Accumulated undistributed net realized gain
  (loss) on investments and foreign currency
  transactions                                             $(5,910)            $ 1,099               $(807)
Accumulated undistributed net investment income
  (loss)                                                   $ 5,923             $  (971)              $ 807

                                                       CONVERTIBLE         SCIENCE AND         REAL ESTATE
INCREASE (DECREASE)                                SECURITIES FUND     TECHNOLOGY FUND     INVESTMENT FUND
------------------------------------------------------------------------------------------------------------
Paid-in capital                                            $    33             $   (10)              $ --
Accumulated undistributed net realized gain
  (loss) on investments and foreign currency
  transactions                                             $    22             $(9,238)              $ --
Accumulated undistributed net investment income
  (loss)                                                   $   (55)            $ 9,248               $ --

At August 31, 1998, the Real Estate Investment Fund, for federal income tax purposes, had a capital loss carryforward of $1,253 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2006.

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of each Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets for the Blue Chip Fund and the Convertible Securities Fund, at an annual rate of 0.75% of average daily net assets for the Core Growth Fund, the Special Opportunities Fund and the Science and Technology Fund, and at an annual rate of 1.00% of average daily net assets for the Real Estate Investment Fund. The investment adviser has voluntarily agreed to waive its fee, which is reflected as a reduction of expenses in the Statements of Operations.

The Blue Chip Fund, the Convertible Securities Fund and the Real Estate Investment Fund have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of each Fund's operating expenses, exclusive of management, distribution, and service fees. The Blue Chip Fund, the Convertible Securities Fund and the Real Estate Investment Fund, in turn will pay MFS an expense reimbursement fee not greater than 1.50%, 1.50%, and 1.65%, respectively, of average daily net assets. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1998, the aggregate unreimbursed expenses owed to MFS by each Fund amounted to:

                                    CONVERTIBLE         REAL ESTATE
          BLUE CHIP FUND        SECURITIES FUND     INVESTMENT FUND
      -------------------------------------------------------------
                 $19,393                $23,326             $11,706

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the year ended August 31, 1998.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum (0.35% per annum in the case of the Real Estate Investment Fund) of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum (0.10% per annum in the case of the Real Estate Investment Fund) of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each Fund during the year ended August 31, 1998.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                               SPECIAL
                                                  CORE GROWTH FUND  OPPORTUNITIES FUND      BLUE CHIP FUND
----------------------------------------------------------------------------------------------------------
Purchases
---------
U.S. government securities                              $   50,759          $   39,932            $   --
                                                        ----------          ----------            --------
Investments (non-U.S. government securities)            $7,845,497          $4,561,719            $294,937
                                                        ----------          ----------            --------

Sales
-----
U.S. government securities                              $   52,169          $    8,531            $   --
                                                        ----------          ----------            --------
Investments (non-U.S. government securities)            $8,088,990          $4,764,222            $495,648
                                                        ----------          ----------            --------

                                                       CONVERTIBLE         SCIENCE AND         REAL ESTATE
                                                   SECURITIES FUND     TECHNOLOGY FUND     INVESTMENT FUND
------------------------------------------------------------------------------------------------------------
Purchases
---------
Investments (non-U.S. government securities)            $  573,792          $1,211,014            $728,254
                                                        ----------          ----------            --------

Sales
-----
Investments (non-U.S. government securities)            $  603,041          $  787,810            $132,709
                                                        ----------          ----------            --------

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                                               SPECIAL
                                                  CORE GROWTH FUND  OPPORTUNITIES FUND      BLUE CHIP FUND
-------------------------------------------------------------------------------------------------------------
Aggregate cost                                          $2,687,140          $3,599,066            $532,949
                                                        ----------          ----------            --------
Gross unrealized appreciation                           $  264,518          $  512,932            $115,971
Gross unrealized depreciation                             (242,913)           (745,397)            (33,911)
                                                        ----------          ----------            --------
    Net unrealized appreciation (depreciation)          $   21,605          $ (232,465)           $ 82,060
                                                        ==========          ==========            ========

                                                       CONVERTIBLE         SCIENCE AND         REAL ESTATE
                                                   SECURITIES FUND     TECHNOLOGY FUND     INVESTMENT FUND
----------------------------------------------------------------------------------------------------------
Aggregate cost                                          $  558,863          $2,793,692           $ 634,147
                                                        ----------          ----------           ---------
Gross unrealized appreciation                           $   58,479          $  560,785           $      38
Gross unrealized depreciation                              (64,969)           (483,668)           (120,668)
                                                        ----------          ----------           ---------
    Net unrealized appreciation (depreciation)          $   (6,490)         $   77,117           $(120,630)
                                                        ==========          ==========           =========

(5) Shares of Beneficial Interest
Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                                         YEAR ENDED AUGUST 31, 1998
                            ---------------------------------------------------------------------------------------
                                                                             SPECIAL
                                    CORE GROWTH FUND              OPPORTUNITIES FUND                 BLUE CHIP FUND
                            ------------------------   -----------------------------   ----------------------------
                             SHARES           AMOUNT         SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                  26,139       $  410,338          4,292       $   59,536           274       $   3,617
Shares issued to
  shareholders in
  reinvestment of
  distributions              13,095          178,614         21,613          253,304         1,150          14,153
Shares reacquired            (2,765)         (46,240)        (7,623)        (106,381)       (2,534)        (33,517)
                            -------       ----------        -------       ----------       -------       ---------
    Net increase
      (decrease)             36,469       $  542,712         18,282       $  206,459        (1,110)      $ (15,747)
                            =======       ==========        =======       ==========       =======       =========

Class A Shares
                                                         YEAR ENDED AUGUST 31, 1998
                            ----------------------------------------------------------------------------------------
                                         CONVERTIBLE                     SCIENCE AND                    REAL ESTATE
                                     SECURITIES FUND                 TECHNOLOGY FUND               INVESTMENT FUND*
                            ------------------------   ------------------------------  ----------------------------
                             SHARES           AMOUNT         SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                      49       $      600         16,241       $  224,443        54,068       $ 543,110
Shares issued to
  shareholders in
  reinvestment of
  distributions               2,542           27,862          5,932           64,123          --              --
Shares reacquired               (40)            (506)        (1,612)         (21,835)          (15)           (149)
                            -------       ----------        -------       ----------       -------       ---------
    Net increase              2,551       $   27,956         20,561       $  266,731        54,053       $ 542,961
                            =======       ==========        =======       ==========       =======       =========
*For the period from the commencement of the Fund's investment operations, March 17, 1998, through August 31, 1998.

Class I Shares
                                                         YEAR ENDED AUGUST 31, 1998
                            ---------------------------------------------------------------------------------------
                                                                             SPECIAL
                                    CORE GROWTH FUND              OPPORTUNITIES FUND                 BLUE CHIP FUND
                            ------------------------   -----------------------------   ----------------------------
                             SHARES           AMOUNT         SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                   9,354       $  153,982         17,705       $  250,453         4,857       $  63,740
Shares issued to
  shareholders in
  reinvestment of
  distributions              19,898          271,610         18,020          211,913           532           6,555
Shares reacquired           (38,513)        (638,627)       (52,385)        (741,110)      (17,081)       (237,783)
                            -------       ----------        -------       ----------       -------       ---------
    Net decrease             (9,261)      $ (213,035)       (16,660)      $ (278,744)      (11,692)      $(167,488)
                            =======       ==========        =======       ==========       =======       =========

Class I Shares
                                                         YEAR ENDED AUGUST 31, 1998
                            ---------------------------------------------------------------------------------------
                                         CONVERTIBLE                     SCIENCE AND                    REAL ESTATE
                                     SECURITIES FUND                 TECHNOLOGY FUND               INVESTMENT FUND*
                            ------------------------   -----------------------------   ----------------------------
                             SHARES           AMOUNT         SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                     370       $    4,496         47,806       $  668,497         8,814       $  87,856
Shares issued to
  shareholders in
  reinvestment of
  distributions                 180            1,976         10,721          115,891          --              --
Shares reacquired            (5,895)         (71,732)       (32,870)        (444,296)          (24)           (228)
                            -------       ----------        -------       ----------       -------       ---------
    Net increase
      (decrease)             (5,345)      $  (65,260)        25,657       $  340,092         8,790       $  87,628
                            =======       ==========        =======       ==========       =======       =========

Class A Shares
                                                         YEAR ENDED AUGUST 31, 1997
                            ---------------------------------------------------------------------------------------
                                                                             SPECIAL
                                    CORE GROWTH FUND              OPPORTUNITIES FUND               BLUE CHIP FUND**
                            ------------------------   -----------------------------   ----------------------------
                             SHARES           AMOUNT         SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                  59,769       $  808,314         80,611       $  941,341        46,967       $ 474,750
Shares issued to
  shareholders in
  reinvestment of
  distributions               8,292          106,552         21,566          241,330          --              --
Shares reacquired           (56,691)        (726,457)       (160,079)     (1,817,353)       (5,651)        (56,185)
                            -------       ----------        -------       ----------       -------       ---------
    Net increase
      (decrease)             11,370       $  188,409        (57,902)      $ (634,682)       41,316       $ 418,565
                            =======       ==========        =======       ==========       =======       =========

Class A Shares
                                                                      PERIOD ENDED AUGUST 31, 1997**
                                                            -------------------------------------------------------
                                                                         CONVERTIBLE                    SCIENCE AND
                                                                   SECURITIES FUND**              TECHNOLOGY FUND**
                                                            ------------------------   ----------------------------
                                                             SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                                  50,444       $  504,497        49,967       $ 474,749
Shares reacquired                                              (178)          (1,847)       (5,651)        (56,184)
                                                            -------       ----------       -------       ---------
    Net increase                                             50,266       $  502,650        44,316       $ 418,565
                                                            =======       ==========       =======       =========

Class I Shares
                                                         YEAR ENDED AUGUST 31, 1997
                        --------------------------------------------------------------------------------------------
                                                                             SPECIAL
                                    CORE GROWTH FUND              OPPORTUNITIES FUND               BLUE CHIP FUND**
                        ----------------------------   -----------------------------   ----------------------------
                             SHARES           AMOUNT         SHARES           AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                 113,207       $1,465,484        163,990       $1,857,489        24,471       $ 246,209
Shares reacquired            (6,150)         (90,631)       (14,760)        (177,865)       (3,957)        (46,799)
                            -------       ----------        -------       ----------       -------       ---------
    Net increase            107,057       $1,374,853        149,230       $1,679,624        20,514       $ 199,410
                            =======       ==========        =======       ==========       =======       =========
 *For the period from the commencement of the Fund's investment operations, March 17, 1998, through August 31, 1998.
**For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

Class I Shares
                                                                      PERIOD ENDED AUGUST 31, 1997**
                                                            -------------------------------------------------------
                                                                         CONVERTIBLE                    SCIENCE AND
                                                                   SECURITIES FUND**              TECHNOLOGY FUND**
                                                            ------------------------   ----------------------------
                                                             SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                                   5,555       $   55,341       164,633      $1,659,463
Shares reacquired                                              --               --         (34,025)       (355,226)
                                                            -------       ----------       -------      ----------
    Net increase                                              5,555       $   55,341       130,608      $1,304,237
                                                            =======       ==========       =======      ==========
**For the period from the commencement of the Fund's investment operations, January 2, 1997, through August 31, 1997.

(6) Line of Credit
Each Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the year ended August 31, 1998, was as follows:

    CORE        SPECIAL       BLUE     CONVERTIBLE   SCIENCE AND  REAL ESTATE
   GROWTH    OPPORTUNITIES    CHIP      SECURITIES   TECHNOLOGY   INVESTMENT
    FUND          FUND        FUND         FUND         FUND         FUND
--------------------------------------------------------------------------------
     $23          $26          $2           $4           $22         $ --

(7) Restricted Security
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1998, the Special Opportunities Fund owned the following restricted security (constituting 0.04% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                                      DATE OF ACQUISITION       SHARES         COST        VALUE
-------------------------------------------------------------------------------------------------------------
Special Opportunities Fund
  Hong Leong Finance Ltd.                          3/26/98 - 4/06/98        2,000       $3,191       $1,185

(8) Subsequent Event (Unaudited)
On October 14, 1998, the Trustees voted to terminate and liquidate the Real Estate Investment Fund effective October 30, 1998.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Growth Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS Science and Technology Fund and MFS Real Estate Investment Fund:

We have audited the accompanying statements of assets and liabilities of MFS Core Growth Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS Science and Technology Fund and MFS Real Estate Investment Fund (the Funds) (six of the portfolios constituting MFS Series Trust I) including the schedules of portfolio investments as of August 31, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund, MFS Special Opportunities Fund, MFS Blue Chip Fund, MFS Convertible Securities Fund, MFS Science and Technology Fund and MFS Real Estate Investment Fund at August 31, 1998, and the results their operations, the changes in their net assets, and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 7, 1998

FEDERAL TAX INFORMATION

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

The following Funds have designated capital gain dividends:

    MFS Core Growth Fund                                               $ 5,494

    MFS Special Opportunities Fund                                     $81,622

For the year ended August 31, 1998, the amount of distributions from income eligible for the 70% dividends-received deduction for the Funds was:

FUND                                          DIVIDENDS-RECEIVED DEDUCTION
--------------------------------------------------------------------------------
MFS Core Growth Fund                                      2.64%
MFS Special Opportunities Fund                            4.84%
MFS Blue Chip Fund                                       48.57%
MFS Convertible Securities Fund                          91.49%
MFS Science and Technology Fund                           4.16%








                   ---------------------------------------
  This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) CORE GROWTH FUND

MFS(R) SPECIAL OPPORTUNITIES FUND

MFS(R) BLUE CHIP FUND

MFS(R) CONVERTIBLE SECURITIES FUND

MFS(R) SCIENCE AND TECHNOLOGY FUND

MFS(R) REAL ESTATE INVESTMENT FUND


[Logo] MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


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Boston, MA 02116-3741







(C) 1998 MFS FUND DISTRIBUTORS, INC. 500 BOYLSTON STREET, BOSTON, MA 02116-3741
                                                                INC-2 10/98 2.8M